DOE F 4600.1 (3-85)        U.S. DEPARTMENT OF ENERGY
                      NOTICE OF FINANCIAL ASSISTANCE AWARD
                         (See Instructions on Reverse)

Under the authority of Public Law 95-91, U.S. Department of Energy Organization Act and subject to legislation, regulations and policies applicable to (cite legislative program title) Office of Transportation Technologies, Advanced Automotive Technologies

------------------------------------------------------------------------------------------------------------------------------------
1.  PROJECT TITLE                                                      2. INSTRUMENT TYPE

Research, Development and Demonstration of an Automotive                   |_| GRANT      |X| COOPERATIVE AGREEMENT
Integrated Power Module (AIPM) for a New Generation of Vehicles       --------------------------------------------------------------
-------------------------------------------------------------------    4. INSTRUMENT NO.                5. AMENDMENT NO.
3.  RECIPIENT (Name, address, zip code, area code and telephone no.)      DE-FC02-99EE50570                      A000
                                                                      --------------------------------------------------------------
    SatCon Technology Corporation                                      6. BUDGET  FROM: 09/30/1999      7. PROJECT  FROM: 09/30/1999
    161 First Street                                                      PERIOD  THRU: 01/28/2000         PERIOD   THRU: 01/28/2000
    Cambridge, MA 02142-1228
                                         617/661-1221
------------------------------------------------------------------------------------------------------------------------------------
8.  RECIPIENT PROJECT DIRECTOR (Name and telephone No.)                10. TYPE OF AWARD
                                                                           |X| New        |_| Continuation   |_| Renewal
    William F. Bonnice [(617) 349-0869]
-------------------------------------------------------------------        |_| Revision   |_| Supplement     |_| Other
9.  RECIPIENT BUSINESS OFFICER (Name and telephone No.)               --------------------------------------------------------------
                                                                       12. ADMINISTERED FOR DOE BY (Name, address, zip code,
    James L. Kirtley, Jr. [(617) 349-0820]                                                          telephone No.)
-------------------------------------------------------------------    Christopher Swierczek                  (630) 252-2121
11. DOE PROJECT OFFICER (Name, address, zip code, telephone No.)       U.S. Department of Energy/ACQ
                                                                       Chicago Operations Office
    David Hamilton                     U.S. Department of Energy       9800 South Cass Avenue
    EE-32                              1000 Independence Ave.          Argonne, IL 60439
    (202) 586-2314                     Washington, DC 20585-0121
------------------------------------------------------------------------------------------------------------------------------------
13. RECIPIENT TYPE

           |_| STATE GOV'T  |_| INDIAN TRIBAL GOV'T   |_| HOSPITAL          |X| FOR PROFIT      |_| INDIVIDUAL
                                                                                ORGANIZATION
           |_| LOCAL GOV'T  |_| INSTITUTION OF        |_| OTHER NONPROFIT                       |_| OTHER (Specify)
                                HIGHER EDUCATION          ORGANIZATION      |X| C |_| P |_| SP
                                                                                                 _________________________________
------------------------------------------------------------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATIONS DATA                                          15. EMPLOYER I.D. NUMBER
------------------------------------------------------------------------------
    a. Appropriation Symbol   b. B & R Number   C. FT/AFP/OC   d. CFA Number            04-2857552
------------------------------------------------------------------------------
           89X0215.91             EE0203          HA/CH/410          N/A
------------------------------------------------------------------------------------------------------------------------------------
16. BUDGET AND FUNDING INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
a.  CURRENT BUDGET PERIOD INFORMATION                                  b. CUMULATIVE DOE OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------

    (1) DOE Funds Obligated This Action               $1,425,057.00    (1) This Budget Period                    $1,425,057.00
                                                     --------------        [Total of lines a.(1) and a.(3)]      -------------
    (2) DOE Funds Authorized for Carry Over                   $0.00
                                                     --------------
    (3) DOE Funds Previously Obligated in this
        Budget Period                                         $0.00
                                                     --------------    (2) Prior Budget Periods                          $0.00
    (4) DOE Share of Total Approved Budget            $1,425,057.00                                              -------------
                                                     --------------
    (5) Recipient Share of Total Approved Budget      $1,628,695.00
                                                     --------------    (3) Project Period to Date                $1,425,057.00
    (6) Total Approved Budget                         $3,053,752.00        [Total of lines b.(1) and b.(2)]      -------------
                                                     --------------
------------------------------------------------------------------------------------------------------------------------------------
17. TOTAL ESTIMATED COST OF PROJECT
                                         N/A
                                         --------------------------------------------------------
    (This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount)
------------------------------------------------------------------------------------------------------------------------------------
18. AWARD/AGREEMENT TERMS AND CONDITIONS
    This award/agreement consists of this form plus the following:
    a. Special terms and conditions (if grant) or schedule, general provisions, special provisions (if cooperative agreement)
    b. Applicable program regulations (specify)  N/A                                             (Date)
                                                 -----------------------------------------------        ---------
    c. DOE Assistance Regulations, 10 CFR Part-600, as amended Subparts A and      |X| B (Other than State and Local Governments) or
                                                                                   |_| C (State and Local Governments)
    d. Application/proposal dated 10/14/98 as amended by SatCon ltr. dated 9/21/99 |X| as submitted   |_| with changes as negotiated
                                  ------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
19. REMARKS
    See the attached page No. 2 of this Notice of Financial Assistance Award.


------------------------------------------------------------------------------------------------------------------------------------
20. EVIDENCE OF RECIPIENT ACCEPTANCE                                   21. AWARDED BY
/s/ Michael C. Turmelle                                    10/4/99    /s/ James R. Bieschke                                 9/30/99
-------------------------------------------------------------------   --------------------------------------------------------------
(Signature of Authorized Recipient Official)                 (Date)                            (Signature)                    (Date)

                     /s/ Michael C. Turmelle                          James R. Bieschke, Director
-------------------------------------------------------------------   --------------------------------------------------------------
                               (Name)                                                            (Name)
                                                                       Acquisition and Assistance Group
                               VP CEO                                  Contracting Officer
-------------------------------------------------------------------   --------------------------------------------------------------
                               (Title)                                                           (Title)

SatCon Technology Corporation                          Cooperative Agreement No.
                                                       DE-FCO2-99EE50570
                                                       Page No.2

19.   REMARKS (Continued)

      a. The following terms and conditions, attached hereto, are made a part hereof:

            1.    Budget Page -- DOE F 4620.1

            2.    Statement of Work (SatCon 120 Day Program Plan)

            3. Special Terms and Conditions for Financial Assistance Awards, coded SPRG-0299/APM;

            4.    Additional Special Provisions;

            5. Intellectual Property Provision -- Research, Development, or Demonstration, Domestic Small Business and NonProfit Organizations coded, SBNP-198; and

            6.    Federal Assistance Reporting Checklist, dated 9/28/99.

      b. All references to the terms "grant(s)" or "contract(s)" shall be read as "cooperative agreement" or "agreement"; the terms "grantee" or "contract" shall be read as "participant, recipient or awardee"; the term "subgrant" shall be read as "subaward"; and the terms "subcontract" or "contract" awarded under a grant shall be read as "contract" under a cooperative agreement.

      c. The following item No. 10 is added to the Special Terms and Conditions for Financial Assistance Awards;

            "10.  FUNDING

            It is the intention of Government and the Participant to share the allowable and allocable costs of performance of the work on a 46.7 percent (Government) and 53.3 percent (Participant) based on the total cost of the project in Block No. 16.a(6) of the Notice of Financial Assistance Award face page.

            The Government's share obligated in this agreement, in the amount of $1,425,057.00, is subject to the following conditions and limitations:

            a. Funds in the amount of $1,425,057.00 are provided for the reimbursement of the Government's share of costs associated with the performance of the Statement of Work attached hereto.

            b. The parties have 120 days to complete negotiations of the Participant's proposal, dated 10-14-98, submitted in response to Solicitation No. DE-SC02-98EE50525. It is the intent of the Government to issue an amendment for the completion of the entire scope of work, inclusive of the required 50/50 percent cost share within the 120 days. If, after 120 days, an agreement is not reached and an amendment not executed for further work performance, the parties do hereby mutually agree, that the allowable and allocable costs incurred, under this cooperative agreement, shall be reimbursed on a 46.7 percent (Government) and 53.3 percent (Participant). Notwithstanding the total costs incurred for work under this agreement, the cost share to the Government shall not exceed $1,425,057.00."

                                                                      APPENDIX J

--------------------------------------------------------------------------------
DOE F 4420.1               U.S. Department of Energy       OMB Control No.
(04-83)                            Budget Page             1910-1400
All Other Editions Are Obsolete                            OMB Burden Disclosure
                         (See reverse for Instructions)    Statement on Reverse
--------------------------------------------------------------------------------
ORGANIZATION

SatCon Technology Corporation                          Budget Page No:    1 of 3

------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTIGATOR/PROJECT DIRECTOR                                                     PROJECT SUMMARY

William F. Bonnice                                                                  Requested Duration: _______ (months)
------------------------------------------------------------------------------------------------------------------------
A.  SENIOR PERSONNEL: PI/PD, Co-PI's, Faculty and Other Senior Associates            DOE      COST SHARE       TOTAL
    (List each separately with title; A.6. show number in brackets)    Hrs  $/hr.   SHARE    BY APPLICANT      COSTS
------------------------------------------------------------------------------------------------------------------------
1.  Electrical Engineering                                           2,520   n/a     100,999             0       100,999
------------------------------------------------------------------------------------------------------------------------
2.  Controls Engineering                                             2,020   n/a      77,610             0        77,610
------------------------------------------------------------------------------------------------------------------------
3.  Mechanical Engineering                                           2,965   n/a     119,274             0       119,274
------------------------------------------------------------------------------------------------------------------------
4.  Computer Aided Design (CAD)                                      1,280   n/a      38,924             0        38,924
------------------------------------------------------------------------------------------------------------------------
5.  Program Management                                                 940   n/a      45,598             0        45,598
------------------------------------------------------------------------------------------------------------------------
6.  (   ) OTHERS (LIST INDIVIDUALLY ON BUDGET EXPLANATION PAGE)     14,196   n/a           0       467,674       467,674
------------------------------------------------------------------------------------------------------------------------
7.  (   ) TOTAL SENIOR PERSONNEL (1-6)                              23,921   n/a    $382,405      $467,674      $850,079
------------------------------------------------------------------------------------------------------------------------
8.  OTHER PERSONNEL (SHOW NUMBERS IN BRACKETS)
------------------------------------------------------------------------------------------------------------------------
1.  (   ) POST DOCTORAL ASSOCIATES                                       0   n/a           0             0             0
------------------------------------------------------------------------------------------------------------------------
2.  (   ) OTHER PROFESSIONAL (TECHNICIAN, PROGRAMMER, ETC.)          1,000   n/a      23,366             0        23,366
------------------------------------------------------------------------------------------------------------------------
3.  (   ) GRADUATE STUDENTS                                              0   n/a           0             0             0
------------------------------------------------------------------------------------------------------------------------
4.  (   ) UNDERGRADUATE STUDENTS                                         0   n/a           0             0             0
------------------------------------------------------------------------------------------------------------------------
5.  (   ) SECRETARIAL - CLERICAL                                         0   n/a           0             0             0
------------------------------------------------------------------------------------------------------------------------
6.  (   ) OTHER                                                        460   n/a      11,928             0        11,928
------------------------------------------------------------------------------------------------------------------------
    TOTAL SALARIES AND WAGES (A+B)                                  25,381   n/a    $417,699      $467,674      $885,373
------------------------------------------------------------------------------------------------------------------------
C.  FRINGE BENEFITS (IF CHARGED AS DIRECT COSTS)                                     142,018       154,333       296,351
------------------------------------------------------------------------------------------------------------------------
    TOTAL SALARIES, WAGES AND FRINGE BENEFITS (A+B+C)                               $559,717      $622,007    $1,181,724
------------------------------------------------------------------------------------------------------------------------
D.  PERMANENT EQUIPMENT (LIST ITEM AND DOLLAR AMOUNT FOR EACH ITEM.)
                                                                                ----------------------------------------
       Manufacturing and Automated Test Equipment                                          0             0             0
                                                                                ----------------------------------------
                                                                                           0             0             0
                                                                                ----------------------------------------
                                                                                           0             0             0
                                                                                ----------------------------------------
    TOTAL PERMANENT EQUIPMENT                                                             $0            $0            $0
------------------------------------------------------------------------------------------------------------------------
E.  TRAVEL                 1. DOMESTIC (INCL. CANADA AND U.S. POSSESSIONS)            20,360             0        20,360
------------------------------------------------------------------------------------------------------------------------
                           2. FOREIGN                                                      0             0             0
                           ---------------------------------------------------------------------------------------------
    TOTAL TRAVEL                                                                     $20,360            $0       $20,360
------------------------------------------------------------------------------------------------------------------------
F.  TRAINEE/PARTICIPANT COSTS
                                                                                ----------------------------------------
    1. STIPENDS (Itemize levels, types + totals on budget justification page)              0             0             0
                                                                                ----------------------------------------
    2. TUITION & FEES                                                                      0             0             0
                                                                                ----------------------------------------
    3. TRAINEE TRAVEL                                                                      0             0             0
                                                                                ----------------------------------------
    4. OTHER (fully explain on justification page)                                         0             0             0
------------------------------------------------------------------------------------------------------------------------
    TOTAL PARTICIPANTS      (   ) TOTAL COST                                              $0            $0            $0
------------------------------------------------------------------------------------------------------------------------
G.  OTHER DIRECT COSTS
------------------------------------------------------------------------------------------------------------------------
    1. MATERIALS AND SUPPLIES                                                         50,000             0        50,000
------------------------------------------------------------------------------------------------------------------------
    2. PUBLICATION COSTS/DOCUMENTATION/DISSEMINATION                                       0             0             0
------------------------------------------------------------------------------------------------------------------------
    3. CONSULTANT SERVICES                                                                 0             0             0
------------------------------------------------------------------------------------------------------------------------
    4. COMPUTER (ADPE) SERVICES                                                            0             0             0
------------------------------------------------------------------------------------------------------------------------
    5. SUBCONTRACTS                                                                   70,000             0        70,000
------------------------------------------------------------------------------------------------------------------------
    6. OTHER                                                                               0     1,006,688     1,006,688
------------------------------------------------------------------------------------------------------------------------
       TOTAL OTHER DIRECT COSTS                                                     $120,000    $1,006,688    $1,126,688
------------------------------------------------------------------------------------------------------------------------
H.  TOTAL DIRECT COSTS (A THROUGH G)                                                $700,077    $1,628,695    $2,328,772
------------------------------------------------------------------------------------------------------------------------
I.  INDIRECT COSTS (SPECIFY RATE AND BASE)                        Overhead           363,398             0       363,398
                                                                                ----------------------------------------
                                                                       G&A           361,582             0       361,582
                                                                                ----------------------------------------
    TOTAL INDIRECT COSTS                                                            $724,980            $0      $724,980
------------------------------------------------------------------------------------------------------------------------
J.  TOTAL DIRECT AND INDIRECT COSTS (H+I)                                         $1,425,057    $1,628,695    $3,053,752
------------------------------------------------------------------------------------------------------------------------
K.  AMOUNT OF ANY REQUIRED COST SHARING FROM NON-FEDERAL SOURCES                           0             0             0
------------------------------------------------------------------------------------------------------------------------
L.  TOTAL COST OF PROJECT (J+K)                                                   $1,425,057    $1,628,695    $3,053,752
------------------------------------------------------------------------------------------------------------------------
                                                                                     DOE       APPLICANT       TOTAL
                                                                                ----------------------------------------

          Special Terms and Conditions for Financial Assistance Awards

The requirements of this attachment take precedence over all other requirements of this award found in regulations, the general terms and conditions, DOE orders, etc., except requirements of statutory law. Any apparent contradiction of statutory law stated herein should be presumed to be in error until recipient has sought and received clarification from the Contracting Officer.

1.    PAYMENT OFFICE

            CR-54/CHO
            Account Payable Division
            U. S. Department of Energy
            P.O. Box 500
            Germantown, MD 20874-0500

2.    FINANCE OFFICE

            U. S. Department of Energy
            Chicago Operations Office
            Financial Services Group
            9800 South Cass Avenue
            Argonne, Illinois 60439

3.    PAYMENT - Advance Payment under this award will be made by:

      |_| Department of Health & Human Services (DHHS) Payment Management System (PMS), formerly DOE Letter of Credit.

            The recipient shall request cash only as needed for immediate disbursements, shall report cash disbursements in a timely manner, and shall impose the same standards of timing and amount, including reporting requirements, on secondary recipients.

      |X|   Automated Clearing House (ACH)

            An original Request for Advance or Reimbursement, SF 270, shall be submitted as necessary to the Payment Office specified in Section 1. above, and one copy of the SF 270 shall be submitted to the Contract Specialist specified in Block 12 of the Notice of Financial Assistance Award (DOE F 4600.1). The timing and amount of advances shall be as close as is administratively feasible to the actual disbursements. Such requests shall not be made in excess of reasonable estimates of cash outlays for a 30 day period.

            Payment under this award will be accomplished by the Payment Office via ACH, an electronic funds transfer. A completed "Automated Clearing House (ACH) Vendor Miscellaneous Payment Enrollment Form" must be on file with the Finance Office prior to processing your payment.

                                                                   SPRG-0299/APM

4.    DECONTAMINATION AND/OR DECOMMISSIONING D&D COSTS

      Notwithstanding any other provisions of this Agreement, including but not limited to FAR 31.205-31, when applicable, as incorporated by Financial Assistance Rule 600.127(a), the Government shall not be responsible for or have any obligation to the recipient for (i) Decontamination and/or Decommissioning (D&D) of any of the Recipient's facilities, or (ii) any costs which may be incurred by the Recipient in connection with the D&D of any of its facilities due to the performance of the work under this Agreement, whether said work was performed prior to or subsequent to the effective date of this Agreement.

5.    FEDERALLY-OWNED PROPERTY

      If you acquire federally-owned property under this award whether fabricated, furnished or purchased with Capital Equipment Funds, then a listing of such property shall be submitted on DOE F 4300.3, Summary Report of DOE-Owned Plant & Capital Equipment, to the Contracting Officer within 45 days after August 31 of each year and within 30 days after the project period ends. The report must separately identify items which were fabricated, furnished, or purchased with Capital Equipment funds under this award.

      Any Capital Equipment funds and the equipment to be purchased, fabricated, or furnished with such funds are indicated on Page No. 2 of the Notice of Financial Assistance Award.

6. NOTICE REGARDING PURCHASE OF AMERICAN-MADE EQUIPMENT AND PRODUCTS - SENSE OF CONGRESS

      It is the sense of the Congress that, to the greatest extent practicable, all equipment and products purchased with funds made available under this award should be American-made.

7.    NOTICE REGARDING UNALLOWABLE COSTS AND LOBBYING ACTIVITIES

      Recipients of financial assistance are cautioned to carefully review the allowable cost and other provisions applicable to expenditures under their particular award instruments. If financial assistance funds are spent for purposes or in amounts inconsistent with the allowable cost or any other provisions governing expenditures in an award instrument, the government may pursue a number of remedies against the recipient, including in appropriate circumstances, recovery of such funds, termination of the award, suspension or debarment of the recipient from future awards, and criminal prosecution for false statements.

      Particular care should be taken by the recipient to comply with the provisions prohibiting the expenditure of funds for lobbying and related activities. Financial assistance awards may be used to describe and promote the understanding of scientific and technical aspects of specific energy technologies, but not to encourage or support political activities such as the collection and dissemination of information related to potential, planned or pending legislation

                                                                   SPRG-0299/APM

8.    ADDITIONAL PROVISIONS

      If the appropriation symbol contained in Block 14.a. of the Notice of Financial Assistance Award for this award is listed below, paragraph 8.a. is applicable to this award, otherwise paragraph 8.b. applies:

                   89X0213.9l       89X0215.91      89X0218.91
                   89X0214.9l       89X0216.91      89X0235.91

      a.    Department of Interior Appropriations Act Funding:

            1. Lobbying Restriction (Department of Interior & Related Agencies Appropriations Act, 1999)

                  The contractor or awardee agrees that none of the funds obligated on this award shall be made available for any activity or the publication or distribution of literature that in any way tends to promote public support or opposition to any legislative proposal on which Congressional action is not complete. This restriction is in addition to those prescribed elsewhere in statute and regulation.

            2.    Compliance With Buy American Act

                  In accepting this award, the recipient agrees to comply with sections 2 through 4 of the Act of March 3, 1933 (41 U.S.C. 10a-10c, popularly known as the "Buy American Act"). The recipient should review the provisions of the Act to ensure that expenditures made under this award are in accordance with it.

      b.    Energy & Water Development Appropriations Act Funding:

            Lobbying Restriction (Energy and Water Development Appropriations Act, 1999)

                  The contractor or awardee agrees that none of the funds obligated on this award shall be expended, directly or indirectly, to influence congressional action on any legislation or appropriation matters pending before Congress, other than to communicate to Members of Congress as described in 18 U.S.C. 1913. This restriction is in addition to those prescribed elsewhere in statute and regulation.

9.    REPORTING

      Failure to comply with the reporting requirements contained in this award will be considered a material noncompliance with the terms of the award. Noncompliance may result in a withholding of future payments, suspension or termination of the current award, and withholding of future awards. A willful failure to perform, a history of failure to perform. or of unsatisfactory performance of this and/or other financial assistance awards, may also result in a debarment action to preclude future awards by Federal agencies.

                                                                   SPRG-0299/APM

                          ADDITIONAL SPECIAL PROVISIONS

                                TABLE OF CONTENTS

CLAUSE         SUBJECT                                                    PAGE
------         -------                                                    ----

1.             Cost Share Contributions                                     1

2.             Fee                                                          1

3.             Statement of Substantial Involvement                         1

4.             Technical Direction                                          2

5.             Continuation of Work                                         3

                          ADDITIONAL SPECIAL PROVISIONS

1.    COST SHARE CONTRIBUTIONS

      It is the intention of the Government and the Participant to share the allowable and allocable costs of performance of the work during this Agreement as set forth herein.

      The Government's contribution and support for this Agreement during the project period September 30, 1999 through January 28, 1999 will be $1,425,057.00. The Participant will contribute $1,628,695.00 toward the aforementioned project period. It is the intention of the Government and the Participant to share the total allowable and allocable costs of performance during the project period on a 46.7 percent (Government) and
      53.3 percent (Participant) based on total cost of the project, see Block No. 16a.(6) of the Notice of Financial Assistance Award, face page. It is understood by the parties that the DOE share of this budget period is $1,425,057.00 and no additional Federal funding will be provided notwithstanding the total cost of the project at completion.

2.    FEE

      No fee shall be paid to the Recipient or any subaward for performance under this Agreement.

3.    STATEMENT OF SUBSTATIAL INVOLVEMENT

      The Department of Energy (Department, DOE) will be substantially involved in all Tasks of the Statement of Work. The Department will collaborate with the participant in evaluating, accepting, and achieving the milestones for research as proposed by the respondent.

      The Department will provide technical direction to the overall program, as well as the individual program elements as it is determined to be necessary and appropriate by DOE. The Department will participate during the full duration of the project, and will have continuing rights to conduct ongoing negotiations with the participant regarding the technical direction of the work conducted under this Agreement. The Department staff members will attend meetings and participate in the formation and direction of scope of the key development activities. The DOE Project Officer will participate in the development, review and approval of all proposed statements of work, including subcontractor statements of work, prior to the execution of any subcontract. The Department will review technical progress reports and provide input to these reports as deemed necessary. In addition, the Department will have the right to have National Laboratories or selected private organizations perform independent tests and evaluations of the cooperative agreement's deliverables, thus providing an additional measure of technical progress.

      The Department may collaborate with the participant in the allocation of funds budgeted for this Agreement. Further, as work progresses, funding needs may change and depending upon availability of funds, the Department may collaborate with the participant to reallocate funds budgeted between the different programs and projects.

      The Department will thus be actively monitoring all phases of the participant's research and development activities, including participation in the participant's reviews of its contractor's activities and review of the contractor's reports to the participant. The Department will actively participate in the participant's process of reviewing and approving each phase of the proposed programs and projects.

      The substantial involvement by the Department under this Agreement will remain in effect for the term of the cooperative agreement award unless otherwise amended in writing by the Contracting Officer. Moreover, this statement of substantial involvement by the Department does not increase the Department of Energy's liability under the Agreement award.

4.    TECHNICAL DIRECTION

      A. The work to be performed by the Participant under this Cooperative Agreement is subject to the surveillance and written Technical Direction of a "DOE Project Officer," identified in block 11 of the face page. The term "Technical Direction" is defined to include, without limitation, the following:

            1. Directions to the Participant which redirects the work effort, shifts work emphasis between work areas or tasks, require pursuit of certain lines of inquiry, fill in details or otherwise provide technical guidance to the Participant in order to accomplish the tasks and requirements stated in the Statement of Work as contained in the agreement.

            2. Provision of information to the Participant which assists in the interpretation of drawings, specifications or technical portions of the Statement of Work as contained in the Agreement.

            3. Review and, where required by the Cooperative Agreement, approval of technical reports, drawings, specifications or technical information to be delivered by the Participant to DOE under the Cooperative Agreement.

            4. The DOE Project Officer shall monitor the Participant's performance with respect to compliance with the requirements of this Cooperative Agreement.

      B. Technical direction and management surveillance shall not impose tasks or requirements upon the Participant additional to or different from the tasks and requirements stated in the Statement of Work of this Agreement. The Technical Direction to be valid:

            1. Must be issued in writing consistent with the tasks and requirements stated in the Statement of Work of this Agreement; and

            2.    May not:

                  a. constitute an assignment of additional work outside the tasks and requirements stated in the Statement of Work of this Agreement;

                  b. in any manner cause an increase or decrease in the total estimated project cost or the time required for project performance;

                  c. change any of the expressed terms, conditions or specification of the Cooperative Agreement; or

                  d.    accept non-conforming work.

      C. The Participant shall proceed promptly with the performance of Technical Directions duly issued by the DOE Project Officer in the manner prescribed by paragraph B. above and which are within his authority under the provisions of paragraph A. above; provided, however, that the Participant shall immediately cease the performance of any Technical Direction upon receipt of a written instruction to that effect from the Contracting Officer.

      D. If in the opinion of the Participant any Technical Direction issued by the DOE Project Officer is within one of the categories as defined in B.2b. (a) through (d) above, the Participant shall not proceed but shall notify the Contracting Officer in writing within five working days after the receipt of any such Technical Direction and shall request the Contracting Officer to rescind such direction or mutually agree to modify the agreement accordingly.

      E. The only persons authorized to give Technical Direction to the Participant under this Agreement are the Contracting Officer and any "DOE Project Officer" as listed in Block 11 of the face page. Any action taken by the Participant in response to any direction given by any person other than the Contracting Officer or DOE Project Officer shall not be binding upon the Government.

5.    CONTINUATION OF WORK

      There will be an evaluation of the progress near the end of the project period to determine to either continue, redirect, or terminate the project.

                        Intellectual Property Provisions
                    Research, Development, or Demonstration
              Domestic Small Business and Nonprofit Organizations

01.   FAR 52.227-1     Authorization and Consent (JUL 1995), Alternate I

02.   FAR 52.227-2     Notice and Assistance Regarding Patent and Copyright
                          Infringement (AUG 1996)
                          This clause is not
                          applicable if the
                          award is for less
                          than $100,000.

03.   FAR 52.227-14    Rights in Data - General, as modified by DEAR 927.409
                          (Effective Apr 1998)
                          If this award requires the use or delivery of limited rights data and/or restricted computer software, Alternates II and III are incorporated, unless modified upon recommendation of Patent Counsel.
                          In acquisition awards for basic or applied research with educational institutions, paragraph
                          (d)(3) is replaced with Alternate IV, unless software is specified for delivery or other special circumstances exist.

04.   FAR 52.227-16    Additional Data Requirements (JUN 1987)

05.   FAR 52.227-23    Rights to Proposal Data (Technical) (JUN 1987)

06.   DEAR 952.227-9   Refund of Royalties (MAR 1995)

07.   DEAR 952.227-11  Patent Rights -- Retention by Contractor (Short Form)(MAR
                          1995)

Attachment 1 (for reference only):   Patent Rights -- Acquisition by the
                                     Government (MAR 1995); DEAR 952.227-13

                                                                        SBNP-498

01.   FAR 52-227-1 Authorization and Consent; Alternate I

      AUTHORIZATION AND CONSENT (JUL 1995)

(a) The Government authorizes and consents to all use and manufacture of any invention described in and covered by a United States patent in the performance of this contract or any subcontract at any tier.

(b) The Contractor agrees to include, and require inclusion of, this clause, suitably modified to identify the parties, in all subcontracts at any tier for supplies or services (including construction, architect-engineer services, and materials, supplies, models, samples, and design or testing services expected to exceed the simplified acquisition threshold); however, omission of this clause from any subcontract, including those at or below the simplified acquisition threshold, does not affect this authorization and consent.

(End of clause)

02.   FAR 52.227-2 Notice and Assistance Regarding Patent and Copyright
      Infringement

      NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (AUG
      1996)

(a) The Contractor shall report to the Contracting Officer, promptly and in reasonable written detail, each notice or claim of patent or copyright infringement based on the performance of this contract of which the Contractor has knowledge.

(b) In the event of any claim or suit against the Government on account of any alleged patent or copyright infringement arising out of the performance of this contract or out of the use of any supplies furnished or work or services performed under this contract, the Contractor shall furnish to the Government, when requested by the Contracting Officer, all evidence and information in possession of the Contractor pertaining to such suit or claim. Such evidence and information shall be furnished at the expense of the Government except where the Contractor has agreed to indemnify the Government.

(c) The Contractor agrees to include, and require inclusion of, this clause in all subcontracts at any tier for supplies or services (including construction and architect-engineer subcontracts and those for material, supplies, models, samples, or design or testing services) expected to exceed the simplified acquisition threshold at FAR 2.101.

(End of clause)

03. FAR 52.227-14 Rights in Data - General, as modified by DEAR 927.409 (Effective Apr 1998)

      RIGHTS IN DATA - GENERAL (JUN 1987)

(a)   Definitions.
      (1) Computer data bases, as used in this clause, means a collection of data in a form capable of, and for the purpose of, being stored in, processed, and operated on by a computer. The term does not include computer software.
      (2) Computer software, as used in this clause, means (i) computer programs which are data comprising a series of instructions, rules, routines, or statements, regardless of the media in which recorded, that allow or cause a computer to perform a specific operation or series of operations and (ii) data comprising source code listings, design details, algorithms, processes, flow charts, formulae, and related material that would enable the computer program to be produced, created, or compiled. The term does not include computer data bases.
      (3) Data, as used in this clause, means recorded information, regardless of form or the media on which it may be recorded. The term includes technical data and computer software. For the purposes of this clause, the term does not include data incidental to the administration of this contract, such as financial, administrative, cost and pricing, or management information.
      (4) Form, fit, and function data, as used in this clause, means data relating to items, components, or processes that are sufficient to enable physical and functional interchangeability, as well as data identifying source, size, configuration, mating, and attachment characteristics, functional characteristics, and performance requirements; except that for computer software it means data identifying source, functional characteristics, and performance requirements but specifically excludes the source code, algorithm, process, formulae, and flow charts of the software.
      (5) Limited rights data, as used in this clause, means data, other than computer software, developed at private expense that embody trade secrets or are commercial or financial and confidential or privileged. The Government's rights to use, duplicate, or disclose limited rights data are as set forth in the Limited Rights Notice of subparagraph (g)(2) of this section if included in this clause.
      (6) Restricted computer software, as used in this clause, means computer software developed at private expense and that is a trade secret; is commercial or financial and is confidential or privileged; or is published copyrighted computer software, including minor modifications of any such computer software. The Government's rights to use, duplicate, or disclose restricted computer software are as set forth in the Restricted Rights Notice of subparagraph (g)(3) of this section if included in this clause.
      (7) Technical data, as used in this clause, means recorded data, regardless of form or characteristic, that are of a scientific or technical nature. Technical data does not include computer software, but does include manuals and instructional materials and technical data formatted as a computer data base.
      (8) Unlimited rights, as used in this clause, means the rights of the Government to use, disclose, reproduce, prepare derivative works, distribute copies to the public, including by electronic means, and perform publicly and display publicly, in any manner, including by electronic means, and for any purpose whatsoever, and to have or permit others to do so.

(b)   Allocation of rights.
      (1) Except as provided in paragraph (c) below regarding copyright, the Government shall have unlimited rights in:
            (i) Data first produced in the performance of this contract;
            (ii) Form, fit, and function data delivered under this contract;
            (iii) Data delivered under this contract (except for restricted computer software) that constitute manuals or instructional and training material for installation, operation, or routine maintenance and repair items, components, or processes delivered or furnished for use under this contract; and
            (iv) All other data delivered under this contract unless provided otherwise for limited rights data or restricted computer software in accordance with paragraph (g) below.
      (2) The Contractor shall have the right to:
            (i) Use, release to others, reproduce, distribute, or publish any data first produced or specifically used the Contractor in the performance of this contract, unless provided otherwise in paragraph (d) below;
            (ii) Protect from unauthorized disclosure and use those data which are limited rights data or restricted computer software to the extent provided in paragraph (g) below;
            (iii) Substantiate use of, add or correct limited rights, restricted rights, or copyright notices and to take other appropriate action, in accordance with paragraphs (e) and (f) below; and
            (iv) Establish claim to copyright subsisting in data first produced in the performance of this contract to the extent provided in subparagraph
(c)(1) below.

(c)   Copyright.
      (1) Data first produced in the performance of this contract. Unless provided otherwise in subparagraph (d) below, the Contractor may establish, without prior approval of the Contracting Officer, claim to copyright subsisting in scientific and technical articles based on or containing data first produced in the performance of this contract and published in academic, technical or professional journals, symposia proceedings or similar works. The prior, express written permission of the Contracting Officer is required to establish claim to copyright subsisting in all other data first produced in the performance of this contract. When claim to copyright is made, the Contractor shall affix the applicable copyright notices of 17 U.S.C. 401 or 402 and acknowledgment of Government sponsorship (including contract number) to the data when such data are delivered to the Government, as well as when the data are published or deposited for registration as a published work in the U.S. Copyright Office. For data other than computer software the Contractor grants to the Government, and others acting on its behalf, a paid-up, nonexclusive, irrevocable worldwide license in such copyrighted data to reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, by or on behalf of the Government. For computer software, the Contractor grants to the Government and others acting in its behalf, a paid-up nonexclusive, irrevocable worldwide license in such copyrighted computer software to reproduce, prepare derivative works, and perform publicly and display publicly by or on behalf of the Government.
      (2) Data not first produced in the performance of this contract. The Contractor shall not, without prior written permission of the Contracting Officer, incorporate in data delivered under this contract any data not first produced in the performance of this contract and which contains the copyright notice of 17 U.S.C. 401 and 402, unless the Contractor identifies such data and grants to the Government, or acquires on its behalf, a license of the same scope as set forth in subparagraph
(1) above; provided, however, that if such data are computer software the Government shall acquire a copyright license as set forth in subparagraph (g)(3) below if included in this contract or as otherwise may be provided in a collateral agreement incorporated in or made part of this contract.
      (3) Removal of copyright notices. The Government agrees not to remove any copyright notices place on data pursuant to this paragraph (c), and to include such notices on all reproductions of the data.

(d)   Release, publication and use of data.
      (1) The Contractor shall have the right to use, release to others, reproduce, distribute, or publish any data first produced or specifically used by the Contractor in the performance of this contract, except to the extent such data may be subject to the Federal export control or national security laws or regulations, or unless otherwise provided below in this paragraph or expressly set forth in this contract.
      (2) The Contractor agrees that to the extent it receives or is given access to data necessary for the performance of this contract which contain restrictive markings, the Contractor shall treat the data in accordance with such markings unless otherwise specifically authorized in writing by the Contracting Officer.
      (3) The Contractor agrees not to assert copyright in computer software first produced in the performance of this contract without prior written permission of the DOE Patent Counsel assisting the contracting activity. When such permission is granted, the Patent Counsel shall specify appropriate terms, conditions, and submission requirements to assure utilization, dissemination, and commercialization of the data. The Contractor, when requested, shall promptly deliver to Patent Counsel a duly executed and approved instrument fully confirmatory of all rights to which the Government is entitled.

(e)   Unauthorized marking of data.
      (1) Notwithstanding any other provisions of this contract concerning inspection or acceptance, if any data delivered under this contract are marked with the notices specified in subparagraphs (g)(2) or (g)(3) below and use of such is not authorized by this clause, or if such data bears any other restrictive or limiting markings not authorized by this contract, the Contracting Officer may at any time either return the data to the Contractor, or cancel or ignore the markings. However, the following procedures shall apply prior to canceling or ignoring the markings.
            (i) The Contracting Officer shall make written inquiry to the contractor affording the Contractor 30 days from receipt of the inquiry to provide written justification to substantiate the propriety of the markings;
            (ii) If the Contractor fails to respond or fails to provide written justification to substantiate the propriety of the markings within the 30-day period (or a longer time not exceeding 90 days approved in writing by the Contracting Officer for good cause shown), the Government shall have the right to cancel or ignore the markings at any time after said period and the data will not longer be made subject to any disclosure prohibitions.
            (iii) If the Contractor provides written justification to substantiate the propriety of the markings within the period set in subdivision
(i) above, the Contracting Officer shall consider such written justification and determine whether or not the markings are to be canceled or ignore. If the Contracting Officer determines that the markings are authorized, the Contractor shall be so notified in writing. If the Contracting Officer determines, with concurrence of the Head of the Contracting Activity, that the markings are not authorized, the Contracting Officer shall furnish the Contractor a written determination, which determination shall become the final agency decision regarding the appropriateness of the markings unless the Contractor files suit in a court of competent jurisdiction within 90 days of receipt of the Contracting Officer's decision. The Government shall continue to abide by the markings under this subdivision (iii) until final resolution of the matter either by the Contracting Officer's determination becoming final (in which instance the Government shall thereafter have the right to cancel or ignore the markings at any time and the data will no longer be made subject to any disclosure prohibitions), or by final disposition of the matter by court decision if suit is filed.
      (2) The time limits in the procedures set forth in subparagraph (1) above may be modified in accordance with agency regulations implementing the Freedom of Information Act (5 U.S.C. 552) if necessary to respond to a request thereunder.
      (3) This paragraph (e) does not apply if this contract is for a major system or for support of a major system by a civilian agency other than NASA and the U.S. Coast Guard subject to the provisions of Title III of the Federal Property and Administrative Services Act of 1949.
      (4) Except to the extent the Government's action occurs as the result of final disposition of the matter by a court of competent jurisdiction, the Contractor is not precluded by this paragraph (e) from bringing a claim under the Contract Disputes Act, including pursuant to the Disputes clause of this contract, as applicable, that may arise as the result of the Government removing or ignoring authorized markings on data delivered under this contract.

(f)   Omitted or incorrect markings.
      (1) Data delivered to the Government without either the limited rights or restricted rights notice as authorized by paragraph (g) below, or the copyright notice required by paragraph (c) above, shall be deemed to have been furnished with unlimited rights, and the Government assumes no liability for disclosure, use, or reproduction of such data. However, to the extent the data has not been disclosed without restriction outside the Government, the Contractor may request, within 6 months (or a longer time approved by the Contracting Officer for good cause shown) after delivery of such data, permission to have notices placed on qualifying data at the Contractor's expense, and the Contracting Officer may agree to do so if the Contractor:
            (i) Identifies the data to which the omitted notice is to be applied;
            (ii) Demonstrates that the omission of the notice was inadvertent;
            (iii) Establishes that the use of the proposed notice is authorized; and
            (iv) Acknowledges that the Government has no liability with respect to the disclosure, use, or reproduction of any such data made prior to the addition of the notice or resulting from the omission of the notice.
      (2) The Contracting Officer may also (i) permit correction at the Contractor's expense of incorrect notices if the Contractor identifies the data on which correction of the notice is to be made, and demonstrates that the correct notice is authorized, or (ii) correct any incorrect notices.

(g)   Protection of limited rights data and restricted computer software.
      (1) When data other than that listed in subparagraphs (b)(1)(i), (ii), and
(iii) above are specified to be delivered under this contract and qualify as either limited rights data or restricted computer software, if the Contractor desires to continue protection of such data, the Contractor shall withhold such data and not furnish them to the Government under this Contract. As a condition to this withholding, the Contractor shall identify the data being withheld and furnish form, fit, and function data in lieu thereof. Limited rights data that are formatted as a computer data base for delivery to the Government is to be treated as limited rights data and not restricted computer software.

      (2) [Reserved.]

      (3) [Reserved.]

(h)   Subcontracting.
      The Contractor has the responsibility to obtain from its subcontractors all data and rights therein necessary to fulfill the Contractor's obligations to the Government under this contract. If a subcontractor refuses to accept terms affording the Government such rights, the Contractor shall promptly bring such refusal to the attention of the Contracting Officer and not proceed with subcontract award without further authorization.

(i)   Relationship to patents.
      Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government.

(j) The Contractor agrees, except as may be otherwise specified in this contract for specific data items listed as not subject to this paragraph, that the Contracting Officer or an authorized representative may, up to three years after acceptance of all items to be delivered under this contract, inspect at the Contractor's facility any data withheld pursuant to paragraph (g)(1) above, for purposes of verifying the Contractor's assertion pertaining to the limited rights or restricted rights status of the data or for evaluating work performance. Where the Contractor whose data are to be inspected demonstrates to the Contracting Officer that there would be a possible conflict of interest if the inspection where made by a particular representative, the Contracting Officer shall designate an alternate inspector.

(End of clause)

Alternate II (Jun 1987)

      (g)(2) Notwithstanding subparagraph (g)(1) of this clause, the contract may identify and specify the delivery of limited rights data, or the Contracting Officer may require by written request the delivery of limited rights data that has been withheld or would otherwise be withholdable. If delivery of such data is so required, the Contract may affix the following "Limited Rights Notice" to the data and the Government will thereafter treat the data, subject to the provisions of paragraphs (e) and
(f) of this clause, in accordance with such Notice:

                        LIMITED RIGHTS NOTICE (JUN 1987)

      (a) These data are submitted with limited rights under Government contract No. ____________ (and subcontract No. __________, if appropriate). These data may be reproduced and used by the Government with the express limitation that they will not, without written permission of the Contractor, be used for purposes of manufacture nor disclosed outside the Government; except that the Government may disclose these data outside the Government for the following purposes, if any, provided that the Government makes such disclosure subject to prohibition against further use and disclosure:
      -[Agencies may list additional purposes as set forth in 27.404(d)(1) or if none, so state]
      (b) This Notice shall be marked on any reproduction of these data, in whole or in part.
                                 (End of notice)

Alternate III (Jun 1987)

      (g)(3)(i) Notwithstanding subparagraph (g)(1) of this clause, the contract may identify and specify the delivery of restricted computer software, or the Contracting Officer may require by written request the delivery of restricted computer software that has been withheld or would otherwise be withholdable. If delivery of such computer software is so required, the Contractor may affix the following "Restricted Rights Notice" to the computer software and the Government will thereafter treat the computer software, subject to paragraphs (e) and (f) of this clause, in accordance with the Notice:

                       RESTRICTED RIGHTS NOTICE (JUN 1987)

      (a) This computer software is submitted with restricted rights under Government Contract No. ____________ (and subcontract ___________, if appropriate). It may not be used, reproduced, or disclosed by the Government except as provided in paragraph (b) of this Notice or as otherwise expressly stated in the contract.
      (b) This computer software may be:
            (1) Used or copied for use in or with the computer or computers for which it was acquired, including use at any Government installation to which such computer or computers may be transferred;
            (2) Used or copied for use in a backup computer if any computer for which it was acquired is inoperative;
            (3) Reproduced for safekeeping (archives) or backup purposes;
            (4) Modified, adapted, or combined with other computer software, provided that the modified, combined, or adapted portions of the derivative software incorporating restricted computer software are made subject to the same restricted rights;
            (5) Disclosed to and reproduced for use by support service Contractors in accordance with subparagraphs (b)(1) through (4) of this clause, provided the Government makes such disclosure or reproduction subject to these restricted rights; and
            (6) Used or copied for use in or transferred to a replacement computer.
      (c) Notwithstanding the foregoing, if this computer software is published copyrighted computer software, it is licensed to the Government, without disclosure prohibitions, with the minimum rights set forth in paragraph (b) of this clause.
      (d) Any others rights or limitations regarding the use, duplication, or disclosure of this computer software are to be expressly stated in, or incorporated in, the contract.
      (e) This Notice shall be marked on any reproduction of this computer software, in whole or in part.
(End of notice)

      (ii) Where it is impractical to include the Restricted Rights Notice on restricted computer software, the following short-form Notice may be used in lieu thereof:

                 RESTRICTED RIGHTS NOTICE SHORT FORM (JUN 1987)

      Use, reproduction, or disclosure is subject to restrictions set forth in Contract No. ____________________ (and subcontract _________, if appropriate) with _________________ (name of Contractor and subcontractor)."
                                 (End of notice)

      (iii) If restricted computer software is delivered with the copyright notice of 17 U.S.C. 401, it will be presumed to be published copyrighted computer software licensed to the Government without disclosure prohibitions, with the minimum rights set forth in paragraph (b) of this clause, unless the Contractor includes the following statement with such copyright notice:
"Unpublished-rights reserved under the Copyright Laws of the United States."

Alternate IV (Jun 1987)

(c) Copyright--(1) Data first produced in the performance of the contract. Except as otherwise specifically provided in this contract, the Contractor may establish claim to copyright subsisting in any data first produced in the performance of this contract. When claim to copyright is made, the Contractor shall affix the applicable copyright notice of 17 U.S.C. 401 or 402 and acknowledgment of Government sponsorship (including contract number) to the data when such data are delivered to the Government, as well as when the data are published or deposited for registration as a published work in the U.S. Copyright Office. For data other than computer software, the Contractor grants to the Government, and others acting on its behalf, a paid-up, nonexclusive, irrevocable, worldwide license for all such data to reproduce, prepare derivative works, distribute copies to the public, and perform publicly and display publicly, by or on behalf of the Government. For computer software, the Contractor grants to the Government and others acting on its behalf, a paid up, nonexclusive, irrevocable worldwide license for all such computer software to reproduce, prepare derivative works, and perform publicly and display publicly, by or on behalf of the Government. (End of notice)

04.   FAR 52.227-16 Additional Data Requirements

      ADDITIONAL DATA REQUIREMENTS (JUN 1987)

(a) In addition to the data (as defined in the clause at 52.227-14, Rights in Data-General clause or other equivalent included in this contract) specified elsewhere in this contract to be delivered, the Contracting Officer may, at any time during contract performance or within a period of 3 years after acceptance of all items to be delivered under this contract, order any data first produced or specifically used in the performance of this contract.

(b) The Rights in Data-General clause or other equivalent included in this contract is applicable to all data ordered under this Additional Data Requirements clause. Nothing contained in this clause shall require the Contractor to deliver any data the withholding of which is authorized by the Rights in Data-General or other equivalent clause of this contract, or data which are specifically identified in this contract as not subject to this clause.

(c) When data are to be delivered under this clause, the Contractor will be compensated for converting the data into the prescribed form, for reproduction, and for delivery.

(d) The Contracting Officer may release the Contractor from the requirements of this clause for specifically identified data items at any time during the 3-year period set forth in paragraph (a) of this clause.

(End of clause)

05.   FAR 52.227-23 Rights to Proposal Data

RIGHTS TO PROPOSAL DATA (TECHNICAL)(JUN 1987)

Except for data contained on pages ______, it is agreed that as a condition of award of this contract, and notwithstanding the conditions of any notice appearing thereon, the Government shall have unlimited rights (as defined in the "Rights in Data--General" clause contained in this contract) in and to the technical data contained in the proposal dated _________________, upon which this contract is based.

06.   DEAR 952.227-9 Refund of Royalties

      REFUND OF ROYALTIES (FEB 1995)

(a) The contract price includes certain amounts for royalties payable by the Contractor or subcontractors or both, which amounts have been reported to the Contracting Officer.

(b) The term "royalties" as used in this clause refers to any costs or charges in the nature of royalties, license fees, patent or license amortization costs, or the like, for the use of or for rights in patents and patent applications in connection with performing this contract or any subcontract here-under. The term also includes any costs or charges associated with the access to, use of, or other right pertaining to data that is represented to be proprietary and is related to the performance of this contract or the copying of such data or data that is copyrighted.

(c) The Contractor shall furnish to the Contracting Officer, before final payment under this contract, a statement of royalties paid or required to be paid in connection with performing this contract and subcontracts hereunder together with the reasons.

(d) The Contractor will be compensated for royalties reported under paragraph
(c) of this clause, only to the extent that such royalties were included in the contract price and are determined by the Contracting Officer to be properly chargeable to the Government and allocable to the contract. To the extent that any royalties that are included in the contract price are not, in fact, paid by the Contractor or are determined by the Contracting Officer not to be properly chargeable to the government and allocable to the contract, the contract price shall be reduced. Repayment or credit to the Government shall be made as the Contracting Officer directs. The approval by DOE of any individual payments or royalties shall not prevent the Government from contesting at any time the enforceability, validity, scope of, or title to, any patent or the proprietary nature of data pursuant to which a royalty or other payment is to be or has been made.

(e) If, at any time within 3 years after final payment under this contract, the Contractor for any reason is relieved in whole or in part from the payment of the royalties included in the final contract price as adjusted pursuant to paragraph (d) of this clause, the Contractor shall promptly notify the Contracting Officer of that fact and shall reimburse the Government in a corresponding amount.

(f) The substance of this clause, including this paragraph (f), shall be included in any subcontract in which the amount of royalties reported during negotiation of the subcontract exceeds $250.

(End of clause)

07.   DEAR 952.227-11 Patent Rights - Retention by the Contractor (short form)

      PATENT RIGHTS - RETENTION BY THE CONTRACTOR (SHORT FORM) (FEB 1995)

(a)   Definitions.

      (1) "Invention" means any invention or discovery which is or may be patentable or otherwise protectable under title 35 of the United States Code, or any novel variety of plant which is or may be protected under the Plant Variety Protection Act (7 U.S.C. 2321, et seq.).

      (2) "Made" when used in relation to any invention means the conception of first actual reduction to practice of such invention.

      (3) "Nonprofit organization" means a university or other institution of higher education or an organization of the type described in section 501(c)(3) of the Internal Revenue Code of 1954 (26 U.S.C. 501(c)) and exempt from taxation under section 501(a) of the Internal Revenue Code (26 U.S.C. 501(a)) or any nonprofit scientific or educational organization qualified under a state nonprofit organization statute.

      (4) "Practical application" means to manufacture, in the case of a composition or product; to practice, in the case of a process or method; or to operate, in the case of a machine or system; and, in each case, under such conditions as to establish that the invention is being utilized and that is benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

      (5) "Small business firm" means a small business concern as defined at section 2 of Pub. L. 85-536 (15 U.S.C. 632) and implementing regulations of the Administrator of the Small Business Administration. For the purpose of this clause, the size standards for small business concerns involved in Government procurement and subcontracting at 13 CFR 121.3-8 and 13 CFR 121.3-12, respectively, will be used.

      (6) "Subject invention" means any invention of the contractor conceived or first actually reduced to practice in the performance of work under this contract, provided that in the case of a variety of plant, the date of determination (as defined in section 41(d) of the Plant Variety Protection Act, 7 U S.C. 2401(d)) must also occur during the period of contract performance.

      (7) "Agency licensing regulations" and "agency regulations concerning the licensing of Government-owned inventions" mean the Department of Energy patent licensing regulations at 10 CFR Part 781.

(b) Allocation of principal rights. The Contractor may retain the entire right, title, and interest throughout the world to each subject invention subject to the provisions of this clause and 35 U.S.C. 203. With respect to any subject invention in which the Contractor retains title, the Federal Government shall have a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the subject invention throughout the world.

(c) Invention disclosure, election of title, and filing of patent application by Contractor.

      (1) The Contractor will disclose each subject invention to the Department of Energy (DOE) within 2 months after the inventor discloses it in writing to Contractor personnel responsible for patent matters. The disclosure to DOE shall be in the form of a written report and shall identify the contract under which the invention was made and the inventor(s). It shall be sufficiently complete in technical detail to convey clear understanding to the extent known at the time of the disclosure, of the nature, purpose, operation, and the physical, chemical, biological or electrical characteristics of the invention. The disclosure shall also identify any publication, on sale or public use of the invention and whether a manuscript describing the invention has been submitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. In addition, after disclosure to the DOE, the Contractor will promptly notify that agency of the acceptance of any manuscript describing the invention for publication or of any on sale or public use planned by the Contractor.

      (2) The Contractor will elect in writing whether or not to retain title to any such invention by notifying DOE within 2 years of disclosure to DOE. However, in any case where publication, on sale or public use has initiated the 1-year statutory period wherein valid patent protection can still be obtained in the United States, the period for election of title may be shortened by DOE to a date that is no more than 60 days prior to the end of the statutory period.

      (3) The Contractor will file its initial patent application on a subject invention to which it elects to retain title within 1 year after election of title or, if earlier, prior to the end of any statutory period wherein valid patent protection can be obtained in the United States after a publication, on sale, or public use. The Contractor will file patent applications in additional countries or international patent offices within either 10 months of the corresponding initial patent application or 6 months from the date permission is granted by the Commissioner of Patents and Trademarks to file foreign patent applications where such filing has been prohibited by a Secrecy Order.

      (4) Requests for extension of the time for disclosure, election, and filing under subparagraphs (c)(l), (2), and (3) of this clause may, at the discretion of the agency, be granted.

(d) Conditions when the Government may obtain title. The Contractor will convey to the Federal agency, upon written request, title to any subject invention--

      (1) If the Contractor fails to disclose or elect title to the subject invention within the times specified in paragraph (c) of this clause, or elects not to retain title; provided, that DOE may only request title within 60 days after learning of the failure of the Contractor to disclose or elect within the specified times.

      (2) In those countries in which the Contractor fails to file patent applications within the times specified in paragraph (c) of this clause; provided, however, that if the Contractor has filed a patent application in a country after the times specified in paragraph (c) of this clause, but prior to its receipt of the written request of the Federal agency, the Contractor shall continue to retain title in that country.

      (3) In any country in which the Contractor decides not to continue the prosecution of any application for, to pay the maintenance fees on, or defend in reexamination or opposition proceeding on, a patent on a subject invention.

(e) Minimum rights to Contractor and protection of the Contractor right to file.

      (1) The Contractor will retain a nonexclusive royalty-free license throughout the world in each subject invention to which the Government obtains title, except if the Contractor fails to disclose the invention within the times specified in paragraph (c) of this clause. The Contractor's license extends to its domestic subsidiary and affiliates, if any, within the corporate structure of which the Contractor is a party and includes the right to grant sublicenses of the same scope to the extent the Contractor was legally obligated to do so at the time the contract was awarded. The license is transferable only with the approval of the Federal agency, except when transferred to the successor of that part of the Contractor's business to which the invention pertains.

      (2) The Contractor's domestic license may be revoked or modified by DOE to the extent necessary to achieve expeditious practical application of subject invention pursuant to an application for an exclusive license submitted in accordance with applicable provisions at 37 CFR Part 404 and agency licensing regulations. This license will not be revoked in that field of use or the geographical areas in which the Contractor has achieved practical application and continues to make the benefits of the invention reasonably accessible to the public. The license in any foreign country may be revoked or modified at the discretion of DOE to the extent the Contractor, its licensees, or the domestic subsidiaries or affiliates have failed to achieve practical application in that foreign country.

      (3) Before revocation or modification of the license, DOE will furnish the Contractor a written notice of its intention to revoke or modify the license, and the Contractor will be allowed 30 days (or such other time as may be authorized by DOE for good cause shown by the Contractor) after the notice to show cause why the license should not be revoked or modified. The Contractor has the right to appeal, in accordance with applicable regulations in 37 CFR Part 404 and agency regulations concerning the licensing of Government owned inventions, any decision concerning the revocation or modification of the license.

(f) Contractor action to protect the Government's interest.

      (1) The Contractor agrees to execute or to have executed and promptly deliver to DOE all instruments necessary to (i) establish or confirm the rights the Government has throughout the world in those subject inventions to which the Contractor elects to retain title, and (ii) convey title to DOE when requested under paragraph (d) of this clause and to enable the government to obtain patent protection throughout the world in that subject invention.

      (2) The Contractor agrees to require, by written agreement, its employees, other than clerical and nontechnical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in a format suggested by the Contractor each subject invention made under contract in order that the Contractor can comply with the disclosure provisions of paragraph (c) of this clause, and to execute all papers necessary to file patent applications on subject inventions and to establish the Government's rights in the subject inventions. This disclosure format should require, as a minimum, the information required by subparagraph (c)(1) of this clause. The Contractor shall instruct such employees, through employee agreements or other suitable educational programs, on the importance of reporting inventions in sufficient time to permit the filing of patent applications prior to U.S. or foreign statutory bars.

      (3) The Contractor will notify DOE of any decision not to continue the prosecution of a patent application, pay maintenance fees, or defend in a reexamination or opposition proceeding on a patent, in any country, not less than 30 days before the expiration of the response period required by the relevant patent office.

      (4) The Contractor agrees to include, within the specification of any United States patent application and any patent issuing thereon covering a subject invention, the following statement, "This invention was made with Government support under (identify the contract) awarded by the United States Department of Energy. The Government has certain rights in the invention."

(g) Subcontracts.

      (1) The Contractor will include this clause, suitably modified to identify the parties, in all subcontracts, regardless of tier, for experimental, developmental, or research work to be performed by a small business firm or domestic nonprofit organization. The subcontractor will retain all rights provided for the Contractor in this clause, and the Contractor will not, as part of the consideration for awarding the subcontract, obtain rights in the subcontractor's subject inventions.

      (2) The contractor shall include in all other subcontracts, regardless of tier, for experimental, developmental, demonstration, or research work the patent rights clause at 952.227-13.

      (3) In the case of subcontracts, at any tier, DOE, subcontractor, and the Contractor agree that the mutual obligations of the parties created by this clause constitute a contract between the subcontractor and DOE with respect to the matters covered by the clause; provided, however, that nothing in this paragraph is intended to confer any jurisdiction under the Contract Disputes Act in connection with proceedings under paragraph (j) of this clause.

(h) Reporting on utilization of subject inventions. The Contractor agrees to submit on request, periodic reports no more frequently than annually on the utilization of a subject invention or on efforts at obtaining such utilization that are being made by the Contractor or its licensees or assignees. Such reports shall include information regarding the status of development, date of first commercial sale or use, gross royalties received, by the Contractor, and such other data and information as DOE may reasonably specify. The Contractor also agrees to provide additional reports as may be requested by DOE in connection with any march-in proceeding undertaken by that agency in accordance with paragraph (j) of this clause. As required by 35 U.S.C. 202(c)(5), DOE agrees it will not disclose such information to persons outside the Government without permission of the Contractor.

(i) Preference for United States Industry. Notwithstanding any other provision of this clause, the Contractor agrees that neither it nor any assignee will grant to any person the exclusive right to use or sell any subject invention in the United States unless such person agrees that any product embodying the subject invention or produced through the use of the subject invention will be manufactured substantially in the United States. However, in individual cases, the requirement for such an agreement may be waived by DOE upon a showing by the Contractor or its assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that under the circumstances domestic manufacture is not commercially feasible.

(j) March-in rights. The Contractor agrees that, with respect to any subject invention in which it has acquired title, DOE has the right in accordance with the procedures in 37 CFR 401.6 and any supplemental regulations of the agency to require the Contractor, an assignee or exclusive licensee of a subject invention to grant a nonexclusive, partially exclusive, or exclusive license in any field of use to a responsible applicant or applicants, upon terms that are reasonable under the circumstances, and, if the Contractor, assignee, or exclusive licensee refuses such a request, DOE has the right to grant such a license itself if DOE determines that-- (1) Such action is necessary because the Contractor or assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve practical application of the subject invention in such field of use; (2) Such action is necessary to alleviate health or safety needs which are not reasonably satisfied by the Contractor, assignee, or their licensees; (3) Such action is necessary to meet requirements for public use specified by Federal regulations and such requirements are not reasonably satisfied by the Contractor, assignee, or licensees: or (4) Such action is necessary because the agreement required by paragraph (i) of this clause has not been obtained or waived or because a licensee of the exclusive right to use or sell any subject invention in the United States is in breach of such agreement.

(k) Special provisions for contracts with nonprofit organizations. If the Contractor is a nonprofit organization, it agrees that--

      (1) Rights to a subject invention in the United States may not be assigned without the approval of the Federal agency, except where such assignment is made to an organization which has as one of its primary functions the management of inventions; provided, that such assignee will be subject to the same provisions as the Contractor;

      (2) The Contractor will share royalties collected on a subject invention with the inventor, including Federal employee co-inventors (when DOE deems it appropriate) when the subject invention is assigned in accordance with 35 U.S.C. 202(e) and 37 CFR 401.10;

      (3) The balance of any royalties or income earned by the Contractor with respect to subject inventions, after payment of expenses (including payments to inventors) incidental to the administration of subject inventions will be utilized for the support of scientific research or education; and

      (4) It will make efforts that are reasonable under the circumstances to attract licensees of subject inventions that are small business firms, and that it will give a preference to a small business firm when licensing a subject invention if the Contractor determines that the small business firm has a plan or proposal for marketing the invention which, if executed, is equally as likely to bring the invention to practical application as any plans or proposals from applicants that are not small business firms; provided, that the Contractor is also satisfied that the small business firm has the capability and resources to carry out its plan or proposal. The decision whether to give a preference in any specific case will be at the discretion of the contractor. However, the Contractor agrees that the Secretary of Commerce may review the Contractor's licensing program and decisions regarding small business applicants, and the Contractor will negotiate changes to its licensing policies, procedures, or practices with the Secretary of Commerce when that Secretary's review discloses that the Contractor could take reasonable steps to more effectively implement the requirements of this subparagraph (k)(4).

(l) Communications.

      (1) The contractor shall direct any notification, disclosure, or request to DOE provided for in this clause to the DOE patent counsel assisting the DOE contracting activity, with a copy of the communication to the Contracting Officer.

      (2) Each exercise of discretion or decision provided for in this clause, except subparagraph (k)(4), is reserved for the DOE Patent Counsel and is not a claim or dispute and is not subject to the Contract Disputes Act of 1978.

      (3) Upon request of the DOE Patent Counsel or the contracting officer, the contractor shall provide any or all of the following:

            (i) a copy of the patent application, filing date, serial number and title, patent number, and issue date for any subject invention in any country in which the contractor has applied for a patent;

            (ii) a report, not more often than annually, summarizing all subject inventions which were disclosed to DOE individually during the reporting period specified; or

            (iii) a report, prior to closeout of the contract, listing all subject inventions or stating that there were none.

(End of clause)

Attachment 1: DEAR 952.227-13 Patent Rights - Acquisition by the Government

      PATENT RIGHTS-ACQUISITION BY THE GOVERNMENT (FEB 1995)

(a) Definitions.

      "Invention", as used in this clause, means any invention or discovery which is or may be patentable or otherwise protectable under title 35 of the United States Code or any novel variety of plant that is or may be protectable under the Plant Variety Protection Act (7 U.S.C. 2321, et seq.).

      "Practical application", as used in this clause, means to manufacture, in the case of a composition or product; to practice, in the case of a process or method; or to operate, in the case of a machine or system; and, in each case, under such conditions as to establish that the invention is being utilized and that its benefits are, to the extent permitted by law or Government regulations, available to the public on reasonable terms.

      "Subject invention", as used in this clause, means any invention of the Contractor conceived or first actually reduced to practice in the course of or under this contract.

      "Patent Counsel", as used in this clause, means the Department of Energy Patent Counsel assisting the procuring activity.

      "DOE patent waiver regulations", as used in this clause, means the Department of Energy patent waiver regulations at 41 CFR 9-9.109-6 or successor regulations. See 10 CFR part 784.

      "Agency licensing regulations" and "applicable agency licensing regulations", as used in this clause, mean the Department of Energy patent licensing regulations at 10 CFR Part 781.

(b) Allocations of principal rights.

      (1) Assignment to the Government. The Contractor agrees to assign to the Government the entire right, title, and interest throughout the world in and to each subject invention, except to the extent that rights are retained the Contractor under subparagraph (b)(2) and paragraph (d) of this clause.

      (2) Greater rights determinations.

            (i) The contractor, or an employee-inventor after consultation with the Contractor, may request greater rights than the nonexclusive license and the foreign patent rights provided in paragraph (d) of this clause on identified inventions in accordance with the DOE patent waiver regulations. A request for a determination of whether the Contractor or the employee-inventor is entitled to acquire such greater rights must be submitted to the Patent Counsel with a copy to the Contracting Officer at the time of the first disclosure of the invention pursuant to subparagraph (e)(2) of this clause, or not later than 8 months thereafter, unless a longer period is authorized in writing by the Contracting Officer for good cause shown in writing by the Contractor. Each determination of greater rights under this contract shall be subject to paragraph (c) of this clause, unless otherwise provided in the greater rights determination, and to the reservations and conditions deemed to be appropriate by the Secretary of Energy or designee.

            (ii) Within two (2) months after the filing of a patent application, the Contractor shall provide the filing date, serial number and title, a copy of the patent application (including an English-language version if filed in a language other than English), and, promptly upon issuance of a patent, provide the patent number and issue date for any subject invention in any country for which the Contractor has been granted title or the right to file and prosecute on behalf of the United States by the Department of Energy.

            (iii) Not less than thirty (30) days before the expiration of the response period for any action required by the Patent and Trademark Office, notify the Patent Counsel of any decision not to continue prosecution of the application.

            (iv) Upon request, the Contractor shall furnish the Government an irrevocable power to inspect and make copies of the patent application file.

(c) Minimum rights acquired by the Government.

      (1) With respect to each subject invention to which the Department of Energy grants the Contractor principal or exclusive rights, the Contractor agrees as follows:

            (i) The Contractor hereby grants to the Government a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced each subject invention throughout the world by or on behalf of the Government of the United States (including any Government agency).

            (ii) The Contractor agrees that with respect to any subject invention in which DOE has granted it title, DOE has the right in accordance with the procedures in the DOE patent waiver regulations (10 CFR part 784) to require the Contractor, an assignee, or exclusive licensee of a subject invention to grant a nonexclusive, partially exclusive, or exclusive license in any field of use to a responsible applicant or applicants, upon terms that are reasonable under the circumstances, and if the Contractor, assignee, or exclusive licensee refuses such a request, DOE has the right to grant such a license itself if it determines that--

                  (A) Such action is necessary because the Contractor or assignee has not taken, or is not expected to take within a reasonable time, effective steps to achieve practical application of the subject invention in such field of use;

                  (B) Such action is necessary to alleviate health or safety needs which are not reasonably satisfied by the Contractor, assignee, or their licensees;

                  (C) Such action is necessary to meet requirements for public use specified by Federal regulations and such requirements are not reasonably satisfied by the Contractor, assignee, or licensees; or

                  (D) Such action is necessary because the agreement required by paragraph (i) of this clause has neither been obtained nor waived or because a licensee of the exclusive right to use or sell any subject invention in the United States is in breach of such agreement.

            (iii) The Contractor agrees to submit on request periodic reports no more frequently than annually on the utilization of a subject invention or on efforts at obtaining such utilization of a subject invention or on efforts at obtaining such utilization that are being made by the Contractor or its licensees or assignees. Such reports shall include information regarding the status of development, date of first commercial sale or use, gross royalties received by the Contractor, and such other data and information as DOE may reasonably specify. The Contractor also agrees to provide additional reports as may be requested by DOE in connection with any march-in proceedings undertaken by that agency in accordance with subparagraph (c)(1)(ii) of this clause. To the extent data or information supplied under this section is considered by the Contractor, its licensee, or assignee to be privileged and confidential and is so marked, the Department of Energy agrees that, to the extent permitted by law, it will not disclose such information to persons outside the Government.

            (iv) The Contractor agrees, when licensing a subject invention, to arrange to avoid royalty charges on acquisitions involving Government funds, including funds derived through a Military Assistance Program of the Government or otherwise derived through the Government, to refund any amounts received as royalty charges on a subject invention in acquisitions for, or on behalf of, the Government, and to provide for such refund in any instrument transferring rights in the invention to any party.

            (v) The Contractor agrees to provide for the Government's paid-up license pursuant to subparagraph (c)(1)(i) of this clause in any instrument transferring rights in a subject invention and to provide for the granting of licenses as required by subparagraph (c)(1)(ii) of this clause, and for the reporting of utilization information as required by subparagraph (c)(1)(iii) of this clause, whenever the instrument transfers principal or exclusive rights in a subject invention.

      (2) Nothing contained in this paragraph (c) shall be deemed to grant to the Government any rights with respect to any invention other than a subject invention.

(d) Minimum rights to the Contractor.

      (1) The Contractor is hereby granted a revocable, nonexclusive, royalty-free license in each patent application filed in any country on a subject invention and any resulting patent in which the Government obtains title, unless the Contractor fails to disclose the subject invention within the times specified in subparagraph (e)(2) of this clause. The Contractors license extends to its domestic subsidiaries and affiliates, if any, within the corporate structure of which the Contractor is a part and includes the right to grant sublicenses of the same scope to the extent the Contractor was legally obligated to do so at the time the contract was awarded. The license is transferable only with the approval of DOE except when transferred to the successor of that part of the Contractor's business to which the invention pertains.

      (2) The Contractor's domestic license may be revoked or modified by DOE to the extent necessary to achieve expeditious practical application of the subject invention pursuant to an application for an exclusive license submitted in accordance with applicable provisions in 37 CFR Part 404 and agency licensing regulations. This license will not be revoked in that field of use or the geographical areas in which the Contractor has achieved practical applications and continues to make the benefits of the invention reasonably accessible to the public. The license in any foreign country may be revoked or modified at the discretion of DOE to the extent the Contractor, its licensees, or its domestic subsidiaries or affiliates have failed to achieve practical application in that foreign country.

      (3) Before revocation or modification of the license, DOE will furnish the Contractor a written notice of its intention to revoke or modify the license, and the Contractor will be allowed 30 days (or such other time as may be authorized by DOE for good cause shown by the Contractor) after the notice to show cause why the license should not be revoked or modified. The Contractor has the right to appeal, in accordance with applicable agency licensing regulations and 37 CFR Part 404 concerning the licensing of Government-owned inventions, any decision concerning the revocation or modification of its license.

      (4) The Contractor may request the right to acquire patent rights to a subject invention in any foreign country where the Government has elected not to secure such rights, subject to the conditions in subparagraphs (d)(4)(i) through
(d)(4)(vii) of this clause. Such request must be made in writing to the Patent Counsel as part of the disclosure required by subparagraph (e)(2) of this clause, with a copy to the DOE Contracting Officer. DOE approval, if given, will be based on a determination that this would best serve the national interest.

            (i) The recipient of such rights, when specifically requested by DOE, and three years after issuance of a foreign patent disclosing the subject invention, shall furnish DOE a report stating:

                  (A) The commercial use that is being made, or is intended to be made, of said invention, and

                  (B) The steps taken to bring the invention to the point of practical application or to make the invention available for licensing.

            (ii) The Government shall retain at least an irrevocable, nonexclusive, paid-up license to make, use, and sell the invention throughout the world by or on behalf of the Government (including any Government agency) and States and domestic municipal governments, unless the Secretary of Energy or designee determines that it would not be in the public interest to acquire the license for the States and domestic municipal governments.

            (iii) If noted elsewhere in this contract as a condition of the grant of an advance waiver of the Government's title to inventions under this contract, or, if no advance waiver was granted but a waiver of the Government's title to an identified invention is granted pursuant to subparagraph (d)(2) of this clause upon a determination by the Secretary of Energy that it is in the Government's best interest, this license shall include the right of the Government to sublicense foreign governments pursuant to any existing or future treaty or agreement with such foreign governments.

            (iv) Subject to the rights granted in subparagraphs (d)(1), (2), and
(3) of this clause, the Secretary of Energy or designee shall have the right to terminate the foreign patent rights granted in this subparagraph (d)(4) in whole or in part unless the recipient of such rights demonstrates to the satisfaction of the Secretary of Energy or designee that effective steps necessary to accomplish substantial utilization of the invention have been taken or within a reasonable time will be taken.

            (v) Subject to the rights granted in subparagraphs (d)(1), (2), and
(3) of this clause, the Secretary of Energy or designee shall have the right, commencing four years after foreign patent rights are accorded under this subparagraph (d)(4), to require the granting of a nonexclusive or partially exclusive license to a responsible applicant or applicants, upon terms reasonable under the circumstances, and in appropriate circumstances to terminate said foreign patent rights in whole or in part, following a hearing upon notice thereof to the public, upon a petition by an interested person justifying such hearing:

                  (A) If the Secretary of Energy or designee determines, upon review of such material as he deems relevant, and after the recipient of such rights or other interested person has had the opportunity to provide such relevant and material information as the Secretary or designee may require, that such foreign patent rights have tended substantially to lessen competition or to result in undue market concentration in any section of the United States in any line of commerce to which the technology relates; or

                  (B) Unless the recipient of such rights demonstrates to the satisfaction of the Secretary of Energy or designee at such hearing that the recipient has taken effective steps, or within a reasonable time thereafter is expected to take such steps, necessary to accomplish substantial utilization of the invention.

            (vi) If the contractor is to file a foreign patent application on a subject invention, the Government agrees, upon written request, to use its best efforts to withhold publication of such invention disclosures for such period of time as specified by Patent Counsel, but in no event shall the Government or its employees be liable for any publication thereof.

            (vii) Subject to the license specified in subparagraphs (d)(1), (2), and (3) of this clause, the contractor or inventor agrees to convey to the Government, upon request, the entire right, title, and interest in any foreign country in which the contractor or inventor fails to have a patent application filed in a timely manner or decides not to continue prosecution or to pay any maintenance fees covering the invention. To avoid forfeiture of the patent application or patent, the contractor or inventor shall, not less than 60 days before the expiration period for any action required by any patent office, notify the Patent Counsel of such failure or decision, and deliver to the Patent Counsel, the executed instruments necessary for the conveyance specified in this paragraph.

(e) Invention identification, disclosures, and reports.

      (1) The Contractor shall establish and maintain active and effective procedures to assure that subject inventions are promptly identified and disclosed o Contractor personnel responsible for patent matters within 6 months of conception and/or first actual reduction to practice, whichever occurs first in the performance of work under this contract. These procedures shall include the maintenance of laboratory notebooks or equivalent records and other records as are reasonably necessary to document the conception and/or the first actual reduction to practice of subject inventions, and records that show that the procedures for identifying and disclosing the inventions are followed. Upon request, the Contractor shall furnish the Contracting Officer a description of such procedures for evaluation and for determination as to their effectiveness.

      (2) The Contractor shall disclose each subject invention to the DOE Patent Counsel with a copy to the Contracting Officer within 2 months after the inventor discloses it in writing to Contractor personnel responsible for patent matters or, if earlier, within 6 months after the Contractor becomes aware that a subject invention has been made, but in any event before any on sale, public use, or publication of such invention known to the Contractor. The disclosure to DOE shall be in the form of a written report and shall identify the contract under which the invention was made and the inventor(s). It shall be sufficiently complete in technical detail to convey a clear understanding, to the extent known at the time of the disclosure, of the nature, purpose, operation, and physical, chemical, biological, or electrical characteristics of the invention. The disclosure shall also identify any publication, on sale, or public use of the invention and whether a manuscript describing the invention has been submitted for publication and, if so, whether it has been accepted for publication at the time of disclosure. In addition, after disclosure to DOE, the Contractor shall promptly notify Patent Counsel of the acceptance of any manuscript describing the invention for publication or of any on sale or public use planned by the Contractor. The report should also include any request for a greater rights determination in accordance with subparagraph (b)(2) of this clause. When an invention is disclosed to DOE under this paragraph, it shall be deemed to have been made in the manner specified in Sections (a)(1) and (a)(2) of 42 U.S.C. 5908, unless the Contractor contends in writing at the time the invention is disclosed that is was not so made.

      (3) The Contractor shall furnish the Contracting Officer the following:

            (i) Interim reports every 12 months (or such longer period as may be specified by the Contracting Officer) from the date of the contract, listing subject inventions during that period, and certifying that all subject inventions have been disclosed (or that there are not such inventions) and that the procedures required by subparagraph (e)(1) of this clause have been followed.

            (ii) A final report, within 3 months after completion of the contracted work listing all subject inventions or certifying that there were no such inventions, and listing all subcontracts at any tier containing a patent rights clause or certifying that there were no such subcontracts.

      (4) The Contractor agrees to require, by written agreement, its employees, other than clerical and nontechnical employees, to disclose promptly in writing to personnel identified as responsible for the administration of patent matters and in a format suggested by the Contractor each subject invention made under contract in order that the Contractor can comply with the disclosure provisions of paragraph (c) of this clause, and to execute all papers necessary to file patent applications on subject inventions and to establish the Government's rights in the subject inventions. This disclosure format should require, as a minimum, the information required by subparagraph (e)(2) of this clause.

      (5) The Contractor agrees, subject to FAR 27.302(j), that the Government may duplicate and disclose subject invention disclosures and all other reports and papers furnished or required to be furnished pursuant to this clause.

(f) Examination of records relating to inventions.

      (1) The Contracting Officer or any authorized representative shall, until 3 years after final payment under this contract, have the right to examine any books (including laboratory notebooks), records, and documents of the Contractor relating to the conception or first actual reduction to practice of inventions in the same field of technology as the work under this contract to determine whether--

            (i) Any such inventions are subject inventions;

            (ii) The Contractor has established and maintains the procedures required by subparagraphs (e)(1) and (4) of this clause;

            (iii) The Contractor and its inventors have complied with the procedures.

      (2) If the Contracting Officer learns of an unreported Contractor invention which the Contracting Officer believes may be a subject invention, the Contractor may be required to disclose the invention to DOE for a determination of ownership rights.

      (3) Any examination of records under this paragraph will be subject to appropriate conditions to protect the confidentiality of the information involved.

(g) Withholding of payment (NOTE: This paragraph does not apply to subcontracts).

      (1) Any time before final payment under this contract, the Contracting Officer may, in the Government's Interest, withhold payment until a reserve not exceeding $50,000 or 5 percent of the amount of this contract, whichever is less, shall have been set aside if, in the Contracting Officer's opinion, the Contractor fails to--

            (i) Convey to the Government, using a DOE-approved form, the title and/or rights of the Government in each subject invention as required by this clause.

            (ii) Establish, maintain, and follow effective procedures for identifying and disclosing subject inventions pursuant to subparagraph (e)(1) of this clause;

            (iii) Disclose any subject invention pursuant to subparagraph (e)(2) of this clause;

            (iv) Deliver acceptable interim reports pursuant to subparagraph
(e)(3)(i) of this clause; or

            (v) Provide the information regarding subcontracts pursuant to subparagraph (h)(4) of this clause.

      (2) Such reserve or balance shall be withheld until the Contracting Officer has determined that the Contractor has rectified whatever deficiencies exist and has delivered all reports, disclosures, and other information required by this clause.

      (3) Final payment under this contract shall not be made before the Contractor delivers to the Contracting Officer all disclosures of subject inventions required by subparagraph (e)(2) of this clause, and acceptable final report pursuant to subparagraph (e)(3)(ii) of this clause, and the Patent Counsel has issued a patent clearance certification to the Contracting Officer.

      (4) The Contracting Officer may decrease or increase the sums withheld up to the maximum authorized above. No amount shall be withheld under this paragraph while the amount specified by this paragraph is being withheld under other provisions of the contract. The withholding of any amount or the subsequent payment thereof shall not be construed as a waiver of any Government rights.

(h) Subcontracts.

      (1) The contractor shall include the clause at 48 CFR 952.227-11 (suitably modified to identify the parties) in all subcontracts, regardless of tier, for experimental, developmental, demonstration, or research work to be performed by a small business firm or domestic nonprofit organization, except where the work of the subcontract is subject to an Exceptional Circumstances Determination by DOE. In all other subcontracts, regardless of tier, for experimental, developmental, demonstration, or research work, the contractor shall include this clause (suitably modified to identify the parties). The contractor shall not, as part of the consideration for awarding the subcontract, obtain rights in the subcontractor's subject inventions.

      (2) In the event of a refusal by a prospective subcontractor to accept such a clause the Contractor--

            (i) Shall promptly submit a written notice to the Contracting Officer setting forth the subcontractor's reasons for such refusal and other pertinent information that may expedite disposition of the matter; and

            (ii) Shall not proceed with such subcontract without the written authorization of the Contracting Officer.

      (3) In the case of subcontracts at any tier, DOE, the subcontractor, and Contractor agree that the mutual obligations of the parties created by this clause constitute a contract between the subcontractor and DOE with respect to those matters covered by this clause.

      (4) The Contractor shall promptly notify the Contracting Officer in writing upon the award of any subcontract at any tier containing a patent rights clause by identifying the subcontractor, the applicable patent rights clause, the work to be performed under the subcontract, and the dates of award and estimated completion. Upon request of the Contracting Officer, the Contractor shall furnish a copy of such subcontract, and, no more frequently than annually, a listing of the subcontracts that have been awarded.

      (5) The contractor shall identify all subject inventions of the subcontractor of which it acquires knowledge in the performance of this contract and shall notify the Patent Counsel, with a copy to the contracting officer, promptly upon identification of the inventions.

(i) Preference United States industry. Unless provided otherwise, no Contractor that receives title to any subject invention and no assignee of any such Contractor shall grant to any person the exclusive right to use or sell any subject invention in the United States unless such person agrees that any products embodying the subject invention will be manufactured substantially in the United States. However, in individual cases, the requirement may be waived by the Government upon a showing by the Contractor or assignee that reasonable but unsuccessful efforts have been made to grant licenses on similar terms to potential licensees that would be likely to manufacture substantially in the United States or that under the circumstances domestic manufacture is not commercially feasible.

(j) Atomic energy.

      (1) No claim for pecuniary award of compensation under the provisions of the Atomic Energy Act of 1954, as amended, shall be asserted with respect to any invention or discovery made or conceived in the course of or under this contract.

      (2) Except as otherwise authorized in writing by the Contracting Officer, the Contractor will obtain patent agreements to effectuate the provisions of subparagraph (e)(1) of this clause from all persons who perform any part of the work under this contract, except nontechnical personnel, such as clerical employees and manual laborers.

(k) Background Patents.

      (1) Background Patent means a domestic patent covering an invention or discovery which is not a subject invention and which is owned or controlled by the Contractor at any time through the completion of this contract:

            (i) Which the contractor, but not the Government, has the right to license to others without obligation to pay royalties thereon, and

            (ii) Infringement of which cannot reasonably be avoided upon the practice of any specific process, method, machine, manufacture, or composition of matter (including relatively mirror modifications thereof) which is a subject of the research, development, or demonstration work performed under this contract.

      (2) The Contractor agrees to and does hereby grant to the Government a royalty-free, nonexclusive license under any background patent for purposes of practicing a subject of this contract by or for the Government in research, development, and demonstration work only.

      (3) The Contractor also agrees that upon written application by DOE, it will grant to responsible parties, for purposes of practicing a subject of this contract, nonexclusive licenses under any background patent on terms that are reasonable under the circumstances. If, however, the Contractor believes that exclusive rights are necessary to achieve expeditious commercial development or utilization, then a request may be made to DOE for DOE approval of such licensing by the Contractor.

      (4) Notwithstanding subparagraph (k)(3) of this clause, the contractor shall not be obligated to license any background patent if the Contractor demonstrates to the satisfaction of the Secretary of Energy or designee that:

            (i) a competitive alternative to the subject matter covered by said background patent is commercially available or readily introducible from one or more other sources; or

            (ii) the Contractor or its licensees are supplying the subject matter covered by said background patent in sufficient quantity and at reasonable prices to satisfy market needs, or have taken effective steps or within a reasonable time are expected to take effective steps to so supply the subject matter.

(l) Publication. It is recognized that during the course of the work under this contract, the Contractor or its employees may from time to time desire to release or publish information regarding scientific or technical developments conceived or first actually reduced to practice in the course of or under this contract. In order that public disclosure of such information will not adversely affect the patent interests of DOE or the Contractor, patent approval for release of publication shall be secured from Patent Counsel prior to any such release or publication.

(m) Forfeiture of rights in unreported subject inventions.

      (1) The Contractor shall forfeit and assign to the Government, at the request of the Secretary of Energy or designee, all rights in any subject invention which the Contractor fails to report to Patent Counsel within six months after the time the Contractor:

            (i) Files or causes to be filed a United States or foreign patent application thereon; or

            (ii) Submits the final report required by subparagraph (e)(2)(ii) of this clause, whichever is later.

      (2) However, the Contractor shall not forfeit rights in a subject invention if, within the time specified in subparagraph (m)(1) of this clause, the Contractor:

            (i) Prepares a written decision based upon a review of the record that the invention was neither conceived nor first actually reduced to practice in the course of or under the contract and delivers the decision to Patent Counsel, with a copy to the Contracting Officer or

            (ii) Contending that the invention is not a subject invention, the Contractor nevertheless discloses the invention and all facts pertinent to this contention to the Patent Counsel, with a copy to the Contracting Officer; or

            (iii) Establishes that the failure to disclose did not result from the Contractor's fault or negligence.

      (3) Pending written assignment of the patent application and patents on a subject invention determined by the Secretary of Energy or designee to be forfeited (such determination to be a final decision under the Disputes clause of this contract), the Contractor shall be deemed to hold the invention and the patent applications and patents pertaining thereto in trust for the Government. The forfeiture provision of this paragraph (m) shall be in addition to and shall not supersede other rights and remedies which the Government may have with respect to subject inventions.

(End of clause)

                     FEDERAL ASSISTANCE REPORTING CHECKLIST

(03-92)
Replaces RIA-459A
All Other Editions are Obsolete
--------------------------------------------------------------------------------
1. Identification Number:

         DE-FC02-99EE50570
--------------------------------------------------------------------------------
2. Program/Project Title: R&D and Demonstration of an Automotive Integrated Power Module (AIPM)
--------------------------------------------------------------------------------
3. Recipient:

SatCon Technology Corporation
--------------------------------------------------------------------------------
4. Reporting Requirements:               Frequency  No. of Copies    Addressees
                                         --------------------------------------
PROGRAM/PROJECT MANAGEMENT REPORTING                               See below

|X| DOE F 4600.3, "Federal Assistance
    Milestone Plan"                         A         Orig + 2

|X| DOE F 4600.3A, "Milestone Log"          A         Orig + 2

|_| DOE F 4600.4, "Federal Assistance
    Budget Information"

|_| Program Management Plan, (See
    Attachment 1)

|X| DOE F 4600.6, "Federal Assistance
    Program/Project Status Report"

|X| SF-269A, "Financial Status Report"
    Long Form                               F
                                                      Orig + 2

TECHNICAL INFORMATION REPORTING

|_| Technical Progress Report**

|X| Topical Report**                        A

|X| Final Technical Report**                F         Orig + 2

|X| Review Meeting / Meeting Agenda-lO
    days prior to any meeting.              A         Orig + 2
--------------------------------------------------------------------------------
FREQUENCY CODES AND DUE DATES:

A - As Necessary; within 5 calendar days after events.

F - Final; 90 calendar days after the performance of the effort ends.

Q - Quarterly; within 30 days after end of calendar quarter or portion thereof.

O - One time after project starts; within 30 days after award.

X - Required with proposals or the application or with significant planning changes.

Y - Yearly; 30 days after the end of program year. (Financial Status Reports 90 days).

S - Semiannually; within 30 days after end of program fiscal half year.

--------------------------------------------------------------------------------
5. Special Instructions:

Reporting Requirements above reflect the 120 day project period and not the entire 36 month effort as outlined in the solicitation.

A. **All scientific, technical documents, and technical reports ie. monthly, quarterly, annual progress reports, periodic scientific, topical, final report, and conference papers shall be submitted with 2 copies of DOE Form 241.1. Announcement of U.S. Department of Energy (DOE) Scientific and Technical Information (STI).

B. MAIL REPORTS TO:       Original - Contracting Officer
                                     U.S. Department Of Energy
                                     Chicago Operations Office
                                     9800 South Cass Avenue
                                     Argonne, Illinois 60439

                       2 copies to - David Hamiliton, EE-32
                                     US Department of Energy
                                     1000 Independence Avenue, S.W.
                                     Washington D.C. 20585

--------------------------------------------------------------------------------
6. Prepared by: (Signature and Date)


/s/ Christyl Severle 9/28/99
--------------------------------------------------------------------------------
7. Reviewed by: (Signature and Date)


/s/ David B. Hamilton  9/28/99
--------------------------------------------------------------------------------

                                                                 OMB Control No.
                                                                 1910-1400
DOE F241.1
(8-96) p. 1 of 2
(Formerly DOE F1332.15)
(All other versions are obsolete)

                           U. S. DEPARTMENT OF ENERGY
                ANNOUNCEMENT OF U. S. DEPARTMENT OF ENERGY (DOE)
                   SCIENTIFIC AND TECHNICAL INFORMATION (STI)

RECORD STATUS (select one):
____New  _____Revised Data  _____Revised STI Product

--------------------------------------------------------------------------------
Part I: STI PRODUCT DESCRIPTION

A. STI PRODUCT TYPE (select one):

___ 1. Technical Report
       a. Type: __Semiannual __Annual ___Final ___Topical ___Other (specify)____
       b. Reporting Period (mm/dd/yyyy) ___ / ___ / ____ thru ___ / ___ / ____

___ 2. Conference
       a. Product Type: ___Conference Proceedings ___Conference Paper or Other (abstracts, excerpts, etc.)
       b. Conference Information (title, location, dates) ______________________
       _________________________________________________________________________

___ 3. Software Manual (The actual software package should be made available simultaneously. Follow instructions provided with ESTSC F 1 and ESTSC F 2.)

___ 4. Journal Article
       a. Type: ___Announcement citation only ___Preprint ___Postprint
       b. Journal Name _________________________________________________________
       c. Volume __________ d. Issue _______
       e. Serial identifier (e.g., ISSN or CODEN) ______________________________

___ 5. S&T Accomplishment Report

___ 6. Book

___ 7. Patent Application
       a. Date Filed (mm/dd/yyyy) ___ / ___ / ____
       b. Date Priority (mm/dd/yyyy) ___ / ___ / ____
       c. Patent Assignee _________________________________________

___ 8. Thesis/Dissertation

B. STI PRODUCT TITLE ___________________________________________________________

C. AUTHOR(s) ___________________________________________________________________

       E-mail Address(es):______________________________________________________

D. STI PRODUCT IDENTIFIER ______________________________________________________

___ 1. Report Number(s) ________________________________________________________

___ 2. DOE Contract Number(s) __________________________________________________

___ 3. R&D Project ID(s) _______________________________________________________

___ 4. Other Identifying Number(s) _____________________________________________

E. ORIGINATING RESEARCH ORGANIZATION ___________________________________________

F. DATE OF PUBLICATION (mm/dd/yyyy) ___ / ___ / ____

G. LANGUAGE (if non-English) _________________________

(Grantees and Awardees: Skip to Description/Abstract section at the end of Part
I)

H. SPONSORING ORGANIZATION _____________________________________________________

I. PUBLISHER NAME AND LOCATION (if other than research organization) ___________
________________________________________________________________________________

      Availability (refer requests to [if applicable]) _________________________

J. SUBJECT CATEGORIES (list primary one first) _________________________________

      Keywords _________________________________________________________________

K. DESCRIPTION/ABSTRACT ________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

--------------------------------------------------------------------------------

                                                         DOE F 241.1 (p. 2 of 2)

--------------------------------------------------------------------------------
Part II: STI PRODUCT MEDIA/FORMAT and LOCATION/TRANSMISSION

A. MEDIA/FORMAT INFORMATION

    1. Medium of STI product is: ___Paper ___Electronic document
                                 ___Computer medium ___Audiovisual material

    2. Size of STI product _____________________________________________________

    3. File format:
       a. If electronic document is posted at site, indicate: ___SGML ___HTML ___XML ___PDF Normal
       b. If electronic document is transmitted to OSTI, indicate: ___SGML ___HTML ___XML ___PDF Normal ___PDF Image
          ___TIFFG4 ___ WP-indicate Version (5.0 or greater) ________ platform/operating system ________
          ___MS Word-indicate Version (5.0 or greater) ________ platform/operating system ________ ___Postscript

    4. If computer medium or audiovisual material:
       a. Quantity/type (specify) ______________________________________________
       b. Machine compatibility (specify) ______________________________________
       c. Sound: ___(yes)  d. Color ___(yes)  e. Tables/Graphics ___(yes)
       f. Other information about product format a user needs to know: _________

B. LOCATION/TRANSMISSION INFORMATION

    1. STI Product is available at site: Unique URL (of specific STI Product)
       _________________________________________________________________________

    2. STI Product is being transmitted to OSTI:
       a. ___Electronically via FTP
       b. ___Via mail or shipment (e.g., Federal Express) (Paper products, electronic documents on CD-ROM, diskettes, videocassettes, etc.)

    3. Information Product Filename (of transmitted electronic format) _________

C. ADDITIONAL INFORMATION (concerning media/format or location/transmission; for OSTI internal use only): ____________________________________________________
   _____________________________________________________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Grantees and Awardees: Skip to Contact section at the end of Part III)

Part III: STI PRODUCT REVIEW/RELEASE INFORMATION

A. ACCESS LIMITATION

___ 1. Unlimited Announcement (available to U.S. and non-U.S. public)

___ 2. OpenNet (use OpenNet guidance for below):
       a. If additional source other than making it available through NTIS:
          (1) Accession Number _________________________________________________
          (2) Document Location ________________________________________________
       b. Field Office Acronym ______________________
       c. Declassification date (mm/dd/yyyy) __/__/____
       d. Declassification Status:
          ___Declassified  ___Sanitized  ___Never classified
       e. OpenNet Document Categories __________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
       f. OpenNet Addresses ____________________________________________________
          ______________________________________________________________________

___ 3. U.S. Dissemination Only

___ 4. Copyrighted material; Are there any restrictions based on copyright?
       ___yes ___no. If yes, list the restrictions______________________________
       _________________________________________________________________________

___ 5. Small Business Innovation Research (SBIR)
       Release date (mm/dd/yyyy) __/__/____

___ 6. Small Business Technology Transfer (STTR)
       Release date (mm/dd/yyyy) __/__/____

___ 7. Proprietary/Trade Secret

___ 8. Patent Pending

___ 9. Protected data ___CRADA ___Other (specify) ______________________________
       Release date (mm/dd/yyyy) __/__/____

___10. Official Use Only (OUO)

___11. Program-Directed Special Handling (specify) _____________________________

___12. Export Control/ITAR/EAR

___13. Unclassified Controlled Nuclear Information (UCNI)

___14. Classified Classification Level/Category of:
       a. This form __________________  b. The STI Product _____________________

___15. Other information relevant to access
       (specify; for OSTI internal use only) ___________________________________

B. OTHER (information useful to include in published announcement record which is not suited for any other field on this form)
________________________________________________________________________________

C. CONTACT AND RELEASING OFFICIAL

    1. Contact (if appropriate, the organization or site contact to include in published citations who would receive any external questions about the content of the STI Product or the research information contained therein) Name and/or Position ____________________________________________________
       E-mail ___________________________ Phone ________________________________
       Organization ____________________________________________________________

    2. Releasing Official  ___I verify that all necessary reviews have been completed (e.g. Patent, Copyright, ECI, UCNI,
                              etc.)
       Released by (name) ________________________  Date (mm/dd/yyyy) __/__/____
       E-mail ___________________________ Phone ________________________________
--------------------------------------------------------------------------------

                             FORM 241.1 INSTRUCTIONS
                                                                     (p. 1 of 3)

Purpose: Form 241.1 provides the Office of Scientific and Technical
      Information (OSTI) information required to appropriately identify, process, and/or announce and disseminate the results of work funded by the U.S. Department of Energy (DOE) or performed in DOE facilities. For general information or assistance with this form, contact OSTI at
      (423) 576-1191, or at the following e-mail address:
      evaluation@adonis.osti.gov.

[ILLEGIBLE] to use: Submit this form with each scientific and technical information (STI) Product. Electronic format is the preferred method for submitting the announcement record and STI Product. When submitting electronically, use the electronic version of the form or Document Type Definitions (DTD). When submitting in paper, input should be typed or printed, not handwritten.

Describing the data fields: Descriptions of the various DOE F 241.1 data fields, STI Products, format, etc., can be found in ATTACHMENT 3 and other sections of the DOE Guide 241.1-1, Guide to the Management of Scientific and Technical Information.

      1. DOE and DOE Contractors: DOE, DOE Management and Operating (M&O) contractors, DOE Management and Integrating (M&I) contractors, multiprogram laboratories, single program laboratories, and other DOE facilities should complete the entire form. Submit it either with the URL for the site-maintained copy of the STI product or as a package with the STI product to OSTI for processing in accordance with the requirements of DOE Order 241.1, Scientific and Technical Information Management Reporting that may be required under the terms of the contract but which is not appropriate for transmittal to OSTI includes contract proposals, funding status, routine construction or inventory reports, and similar products. Submit the package to:

      For Mail:                           For Shipments:
      U.S. Department of Energy           U.S. Department of Energy
      Office of Scientific and Technical  Office of Scientific and Technical
          Information (OSTI)                  Information (OSTI)
      P.O. Box 62                         175 Oak Ridge Turnpike
      Oak Ridge, TN 37831 USA             Oak Ridge, TN 37830 USA

      2. Financial Assistance Recipients and Awardees (Direct Procurement Recipients): Grantees and Awardees should complete the entire form, except as noted. Forward the form along with the STI product to the DOE Contracting Officer who will complete the rest of the form and submit the package to OSTI. Note: The DOE Contracting Officer may require the Grantee or Awardee to complete other parts of the form and also may require the awardee to submit the package directly to OSTI. Check the specific award requirements. Electronic submission of the form/STI product should be coordinated with the Contracting Officer.

NOTE: Sensitive, proprietary, or other STI Products for which access is restricted by statute or regulation shall not be transmitted via open systems networks (e.g., the Internet) unless authorization and/or encryption has been coordinated with OSTI in advance. This form, unless it in itself is classified, can be transmitted via open systems networks (e.g., the Internet).

RECORD STATUS - This is a required field. The record status identifies the announcement record or the STI Product as new or revised. If the record status is not provided, the record is considered "New".

Part I: STI PRODUCT DESCRIPTION

A. STI PRODUCT TYPE- This a required field

1.    Technical Report

      1.a. Type. This is a required field for a Direct Procurement. Identify the type of technical report provided.

      1.b. Reporting Period. This is a required field for a Direct Procurement. Specify the beginning and ending dates of the period covered by the STI Product.

2. Conference. Provide all available conference information. An agenda alone is not sufficient for announcement.

[ILLEGIBLE] Software Manual. The Software Manual that accompanies the STI or copyrighted software. To obtain required forms and instructions for submitting the software (including copyrighted software), contact the Energy Science and Technology Software Center (ESTSC) at (423) 576-2606.

      4. Journal Article. Provide all available Journal Article information.

      5. S&T Accomplishment Report. The S&T Accomplishment report describes an outcome of R&D which has achieved significant impact to commerce or standard of living or is recognized as a major scientific or technical advancement.

      6-8. No special instructions.

B. STI PRODUCT TITLE - This is a required field. Provide the title exactly as given on the product itself, including part, volume, edition, and similar information.

C. AUTHOR(s) - This is a required field. Provide the name of the author (last name first) of the STI product. More than one author may be provided; separate multiple entries with a semicolon and a space. If an author does not exist, the word "NONE" should be entered.

      Examples: Jones, T.M.; Markay, Arthur R. III
                Fields, J.M.,ed.

      Author(s) E-mail Address(es). Provide the e-mail address for each author. Multiples may be provided; they should be listed in the same order as the authors and should be separated by a semicolon and a space.

D.    STI PRODUCT IDENTIFIERS.

      1. Report Number(s). This is a required field. The unique primary report or product number assigned to the STI product. If a report number is not provided, the word "NONE" should be entered.

      Following are examples of report number formats for multiple volumes, parts, or revisions:

      DOE/LLW-nnn-Vol.1

      DOE/NE/01834--1-Pt.1

      ANL/TM--123-Rev.1

      More than one report may be provided. Multiple numbers are separated with a semicolon and a space. When more than one number is entered, the first number, considered the primary number, should identify the submitting organization. All other numbers are considered secondary numbers.

      For work performed for another agency, the funding agency may assign that agency's product/report number. If so, provide this number.

      2. DOE Contract/Grant Numbers. This is a required field. Enter the DOE contract/grant number under which the work was funded. Additional DOE contract/grant numbers related to the product may be entered. Multiple numbers are separated with a semicolon and a space. When more than one number is entered, the first number is considered the primary number. If no DOE Contract/Grant Number is provided, the word "NONE" should be entered.

      3. R&D Project ID(s). Enter the unique and permanent Project ID assigned to the project itself by the Operations Office, DOE Program Office, laboratory, or other installation to identify a particular research project. Multiples may be provided; separate multiple entries with a semicolon and a space.

      Sample formats: P/ORNL--2533; TTP/RL439005

      4. Other identifying Number(s). An additional unique identifying number assigned to the STI product. (e.g., CRADAnumbers, Non-DOE contract numbers).

      More than one other identifying number may be provided. Multiple numbers are separated with a semicolon and a space.

E. ORIGINATING RESEARCH ORGANIZATION - This is a required field. Provide the name and location of the organization that performed the research or issued the STI product. More than one organization may be provided; separate multiples with a semicolon and a space.

      Example:    Los Alamos National Laboratory, Los Alamos, NM

F. DATE OF PUBLICATION - This is a required field. Provide the date when the information product was published or issued.

                             FORM 241.1 INSTRUCTIONS
                                                                     (p. 2 of 3)

G. LANGUAGE - This is a required field. Provide the name of the language in which the information product is written if the language is not English. If language is not provided by the originating organization, the word "English" will be entered.

[Grantees and Awardees: Skip to Description/Abstract section at the end of Part
I]

H. SPONSORING ORGANIZATION - Enter the name or acronym of the DOE Program Office (e.g. Energy Research or ER) providing the funding for the work described in the STI product For projects funded by more than one Program Office, indicate all sources of the DOE funding in descending order of dollar amount of funding appropriated. Also indicate the funding office for work for others. Separate multiple program offices with a semicolon and a space. If no sponsoring organization is provided, "DOE" will be the sponsor.

I. PUBLISHER NAME AND LOCATION - This is a required field if different than the Originating Research Organization that issued the document for dissemination.

      Availability Refer requests to [if applicable] - This is a required field if the Publisher is the source at availability.

J. SUBJECT CATEGORIES - Select one or more categories from the list provided. List the primary one first. If no subject category is provided by the originating organization, the Office of Scientific and Technical Information will generate one.

      A list of subject categories is available at http://www.doe.gov/html/osti/eel/eel.html.

Keywords. Provide terms which describe the content of the publication. More than one term may be entered; separate multiple terms with a semicolon and a space. If keywords are not provided by the originating organization, the Office of Scientific and Technical Information will generate them.

      A list of OpenNet subject terms is available at URL http://www.doe.gov/html/osti/opennet/lists/stems.html for information products which will be included in the OpenNet Database.

K. DESCRIPTION/ABSTRACT - Provide a clear and concise English language summary of the information content of the STI product. The abstract length should be no more than 5,000 characters. If no description/abstract is provided by the originating organization, the Office of Scientific and Technical Information will generate one.

Part II: STI PRODUCT MEDIA/FORMAT and LOCATION/TRANSMISSION

A.    MEDIA/FORMAT INFORMATION

      1. Medium. This is a required field. Select one at the medium options provided (except when announcement record only as submitted).

      2. Size of STI Product. Provide the total number of pages or other designation which gives an indication of the size of the information product (e.g., 200 pages; 20 images; 3500 kilobytes; 3-3 1/2 inch diskettes).

      3. File Format. This is a required field if the STI Product is electronic full-text. Select one of the options provided.

      4. If Computer Medium or Audiovisual Material (do not include software packages)

            a. Indicate the quantity and type of medium, e.g., 2 videocassettes, 1 magnetic tape.

            b. Indicate the machine with which the medium is compatible, i.e., with which it can be used (e.g., VHS; IBM PC-compatible, hard disk, 8 Megs.)

            c. Enter "Y" if the product has sound.

            d. Enter "Y" if the product is in color.

            e. Enter "Y" if the product has tables/graphics.

            f. Enter any other information which would be helpful to the user of the STI product (e.g., programming language, etc.)

B.    LOCATION/TRANSMISSION INFORMATION

      1. Product available at site: This is a required field if electronic full-text STI Product retained at site. Provide a complete unique URL (Uniform Resource Locator) address sufficient to access a complete copy of the specific STI product.

      2. Product being transmitted to OSTI: This is a required field if electronic full-text STI Product is being transmitted to OSTI. Indicate the method of transmission.

      3. Information Product Filename: This is a required field if an electronic copy of the STI product is being transmitted to OSTI electronically via an open systems network or other computer-generated medium. Provide the name of the file that contains the STI product itself.

C. ADDITIONAL INFORMATION (concerning media/format or location/transmission; for OSTI internal use only): Specify file format if the file is not a full-text STI product (e.g., a data file), or if special arrangements have been made with OSTI to send full-text in a non-standard format.

[Grantees and Awardees: Skip to Contact section at the end of Part III]

Part III: STI PRODUCT REVIEW/RELEASE INFORMATION

A. ACCESS LIMITATION - This is a required field. Recommendations to restrict access to STI products must have a legal basis or be accompanied by written programmatic guidance. Questions concerning current laws and guidance may be referred to in Part II or ATTACHMENT 7 of the DOE Guide 241.1-1, Guide to the Management of Scientific and Technical Information, or by contacting OSTI at (423) 576-1035.

      1. Unlimited Announcement. The unrestricted, unlimited distribution of the product.

      2. OpenNet. STI products declassified and made available for public release will be announced on the Department's OpenNet Database in accordance with the Department's Openness Initiative.

      When records for declassified STI products are submitted to OSTI electronically, an authoritative classification change notice (paper [ILLEGIBLE]), in accordance with DOE M 475.1-1, identifying Classified Information, must accompany that submission.

      2.a.1. Accession Number. For use in indicating additional sources of a document. This number may be used by OpenNet users when requesting a document. The Accession Number is a unique identifier of up to 13 alphanumeric characters only (A-Z, a-z, or 0-9). The transmitting field or program office is responsible for assuring that the number is unique within its jurisdiction. OSTI will add a two-character prefix to assure the number's uniqueness across DOE for a maximum size of 15 characters.

      2.a.2. Document Location: This should identify additional sources where the public may go to obtain a copy of the document. At a minimum, this entry must contain a point of contact and enough additional information to enable a user to order a document (e.g., address, phone number, fax number, e-mail address, etc.). Multiple location entries may be provided; separate multiple locations with a semicolon and a space. Note: If a standard location will be used (e.g., a public documents reading room), OSTI can provide an availability code which can be entered instead of the location text.

      2.b. Field Office Acronym: Use the appropriate acronym provided in OpenNet DeClassified Information Database Data Input Specifications, revised December 15, 1994.

      2.c. Declassification Date: Provide the declassification date for any document that has been declassified and publicly released.

      2.d. Declassification Status: Required for all documents being entered into OpenNet. Check "Sanitized" for documents with portions deleted for privacy or security reasons, and enter a declassification date if the sanitized document is also a declassified document. Check "Never classified" for documents that have never been classified and are being made publicly available.

      2.e. OpenNet Document Categories. For information products which will be included in the OpenNet Database, provide the appropriate two-level subject categories based on the list in OpenNet DeClassified Information Database Data Input Specifications, revised December 15, 1994. The list of OpenNet document categories is also available at URL http://www.doe.gov/html/osti/opennet/opencats.html.

                             FORM 241.1 INSTRUCTIONS
                                                                     (p. 3 of 3)

      2.f. OpenNet Addressee. Provide the name and address of the recipient of the information product if it is a memo, letter, or similar type of product.

      3. U.S. Dissemination Only. STI products suitable for this designation are those which otherwise are not protectable under FOIA, but whose content falls under the subject areas described in the sensitive subjects attachment of DOE Order 1240.2B, Unclassified Visits and Assignments by Foreign Nationals.

      4-13. Refer to ATTACHMENT 7 of the DOE Guide 241.1-1, Guide to the Management of Scientific and Technical Information.

      4. Copyrighted material. A copyright restriction on part or all of the contents of the STI product may affect the reproduction and distribution of the product by OSTI. Any restriction must be specified.

      11. Program-Directed Special Handling. Provide a reference to specific guidance or attach a copy of the specific guidance.

      14. Classified. STI products will be announced by OSTI in accordance with DOE/OSTI--3679- Rev.75.

      15. Other information relevant to access (specify: for OSTI internal use only). Indicate the type of access limitation. Provide a reference to specific guidance or attach a copy of the specific guidance.

B. OTHER. Include other useful information which should be included in the published announcement record, but does not fit elsewhere on the form.

C.    CONTACT AND RELEASING OFFICIAL

      1. Contact. Provide the organization or individual(s) name with corresponding contact information who will be included in the published citation as the point of contact and will respond to external questions about the content of the STI product.

      2. Releasing Official. This is a required field. Provide the name and additional information of the site's individual(s) responsible for the appropriate review and release of the STI product. Do not forward this form or the STI product until after it has been reviewed and released for announcement

                         0MB BURDEN DISCLOSURE STATEMENT

Public reporting burden for this collection of information is estimated to average 10 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Information, Records, and Resource Management, HR-41, GTN, Paperwork Reduction Project (1910-1400), U.S. Department of Energy, Washington, DC 20874-1290; or to the Office of Management and Budget (0MB)

DOE F 4600.1 (8-93)        U.S. DEPARTMENT OF ENERGY
                      NOTICE OF FINANCIAL ASSISTANCE AWARD
                         (See Instructions on Reverse)

Under the authority of Public Law 95-91, U.S. Department of Energy Organization Act and subject to legislation, regulations and policies applicable to (cite legislative program title): Office of Transportation Technologies, Advanced Automotive Technologies

------------------------------------------------------------------------------------------------------------------------------------
1.  PROJECT TITLE                                                      2. INSTRUMENT TYPE

Research, Development and Demonstration of an Automotive                   |_| GRANT      |X| COOPERATIVE AGREEMENT
Integrated Power Module (AIPM) for a New Generation of Vehicles       --------------------------------------------------------------
-------------------------------------------------------------------    4. INSTRUMENT NO.                5. AMENDMENT NO.
3.  RECIPIENT (Name, address, zip code, area code and telephone no.)      DE-FC02-99EE50570                    M001
                                                                      --------------------------------------------------------------
    SatCon Technology Corporation                                      6. BUDGET  FROM: 09/30/1999      7. PROJECT  FROM: 09/30/1999
    161 First Street                                                      PERIOD  THRU: 02/27/2000         PERIOD   THRU: 02/27/2000
    Cambridge, MA 02142-1221
                                         617/661-0540
-------------------------------------------------------------------   --------------------------------------------------------------
8.  RECIPIENT PROJECT DIRECTOR (Name and telephone No.)                10. TYPE OF AWARD
                                                                           |_| New        |_| Continuation   |_| Renewal
    William F. Bonnice [(617) 349-0869]
-------------------------------------------------------------------        |X| Revision   |_| Supplement
9.  RECIPIENT BUSINESS OFFICER (Name and telephone No.)               --------------------------------------------------------------
                                                                       12. ADMINISTERED FOR DOE BY (Name, address, zip code,
    James L. Kirtley, Jr. [(617) 349-0820]                                                          telephone No.)
-------------------------------------------------------------------    John P. Motz                           630/252-2152
11. DOE PROJECT OFFICER (Name, address, zip code, telephone No.)       U.S. Department of Energy/ACQ
                                                                       Chicago Operations Office
    David Hamilton                     U.S. Department of Energy       9800 South Cass Avenue
    EE-32                              1000 Independence Ave.          Argonne, IL 60439
    (202) 586-2314                     Washington, DC 20585-0121
------------------------------------------------------------------------------------------------------------------------------------
13. RECIPIENT TYPE

           |_| STATE GOV'T  |_| INDIAN TRIBAL GOV'T   |_| HOSPITAL          |X| FOR PROFIT      |_| INDIVIDUAL
                                                                                 ORGANIZATION
           |_| LOCAL GOV'T  |_| INSTITUTION OF        |_| OTHER NONPROFIT                       |_| OTHER (Specify)
                                 HIGHER EDUCATION          ORGANIZATION     |X| C |_| P |_| SP
                                                                                                 ------------------------
------------------------------------------------------------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATIONS DATA                                          15. EMPLOYER I.D. NUMBER
------------------------------------------------------------------------------
    a. Appropriation Symbol   b. B & R Number   C. FT/AFP/OC   d. CFA Number            04-2857552
------------------------------------------------------------------------------
              --                    --               --              --
------------------------------------------------------------------------------------------------------------------------------------
16. BUDGET AND FUNDING INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
a.  CURRENT BUDGET PERIOD INFORMATION                                  b. CUMULATIVE DOE OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------

    (1) DOE Funds Obligated This Action                       $0.00    (1) This Budget Period                    $1,425,057.00
                                                     --------------        [Total of lines a.(1) and a.(3)]      -------------
    (2) DOE Funds Authorized for Carry Over                   $0.00
                                                     --------------
    (3) DOE Funds Previously Obligated in this
        Budget Period                                 $1,425,057.00
                                                     --------------    (2) Prior Budget Periods                          $0.00
    (4) DOE Share of Total Approved Budget            $1,425,057.00                                              -------------
                                                     --------------
    (5) Recipient Share of Total Approved Budget      $1,628,695.00
                                                     --------------    (3) Project Period to Date                $1,425,057.00
    (6) Total Approved Budget                         $3,053,752.00        [Total of lines b.(1) and b.(2)]      -------------
                                                     --------------
------------------------------------------------------------------------------------------------------------------------------------
17. TOTAL ESTIMATED COST OF PROJECT
                                         $ N/A
                                           --------------------------------------------------------
    (This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount)
------------------------------------------------------------------------------------------------------------------------------------
18. AWARD/AGREEMENT TERMS AND CONDITIONS
    This award/agreement consists of this form plus the following:
    a. Special Terms and conditions.
    b. Applicable program regulations (specify)  N/A                                             (Date)
                                                 -----------------------------------------------        ---------
    c. DOE Financial Assistance Rules, 10 CFR Part 600, as amended.
    d. Application/proposal dated 10/14/98 as amended by SatCon ltr. dated 9/21/9, |X| as submitted  |_| with changes as negotiated
                                  ------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
19. REMARKS
    This amendment extends the budget and project period by 30 days from 1/28/00 to 2/27/00 as reflected in blocks 6 & 7 above.
    Additionally, item 10 of the Special Terms and Conditions for Financial Assistance Awards is hereby amended by substituting
    "150 days" for "120 days". All other terms and conditions remain unchanged.

------------------------------------------------------------------------------------------------------------------------------------
20. EVIDENCE OF RECIPIENT ACCEPTANCE                                   21. AWARDED BY
/s/ M.C. Turnelle                                           1/13/00    /s/ James R. Bieschke                                  1/7/00
-------------------------------------------------------------------   --------------------------------------------------------------
(Signature of Authorized Recipient Official)                 (Date)                            (Signature)                    (Date)

                         Michael C. Turnelle                           James R. Bieschke, Director
-------------------------------------------------------------------   --------------------------------------------------------------
                               (Name)                                                            (Name)
                                                                       Operations Division
                                                                       Acquisition and Assistance Group
                               VP, CEO                                 Contracting Officer
-------------------------------------------------------------------   --------------------------------------------------------------
                               (Title)                                                           (Title)
------------------------------------------------------------------------------------------------------------------------------------

SatCon Technology Corporation                          Cooperative Agreement No.
                                                       DE-FCO2-99EE50570
                                                       Page No. 2

19.   REMARKS (Continued)

      a. The following terms and conditions, attached hereto, are made a part hereof:

            1.    Budget Page -- DOE F 4620.1

            2.    Statement of Work (SatCon 120 Day Program Plan)

            3. Special Terms and Conditions for Financial Assistance Awards, coded SPRG-0299/APM;

            4.    Additional Special Provisions;

            5. Intellectual Property Provision -- Research, Development, or Demonstration, Domestic Small Business and NonProfit Organizations coded, SBNP-498; and

            6.    Federal Assistance Reporting Checklist, dated 9/28/99.

      b. All references to the terms "grant(s)" or "contract(s)" shall be read as "cooperative agreement" or "agreement"; the terms "grantee" or "contract" shall be read as "participant, recipient or awardee"; the term "subgrant" shall be read as "subaward"; and the terms "subcontract" or "contract" awarded under a grant shall be read as "contract" under a cooperative agreement.

      c. The following item No. 10 is added to the Special Terms and Conditions for Financial Assistance Awards:

            "10.  FUNDING

            It is the intention of Government and the Participant to share the allowable and allocable costs of performance of the work on a 46.7 percent (Government) and 53.3 percent (Participant) based on the total cost of the project in Block No. 16.a(6) of the Notice of Financial Assistance Award face page.

            The Government's share obligated in this agreement, in the amount of $1,425,057.00, is subject to the following conditions and limitations:

            a. Funds in the amount of $1,425,057.00 are provided for the reimbursement of the Government's share of costs associated with the performance of the Statement of Work attached hereto.

            b. The parties have 120 days to complete negotiations of the Participant's proposal, dated 10-14-98, submitted in response to Solicitation No. DE-SC02-98EE50525. It is the intent of the Government to issue an amendment for the completion of the entire scope of work, inclusive of the required 50/50 percent cost share within the 120 days. If, after 120 days, an agreement is not reached and an amendment not executed for further work performance, the parties do hereby mutually agree, that the allowable and allocable costs incurred, under this cooperative agreement, shall be reimbursed on a 46.7 percent (Government) and 53.3 percent (Participant). Notwithstanding the total costs incurred for work under this agreement, the cost share to the Government shall not exceed $1,425,057.00."

DOE F 4600.1 (8-93)          U.S. DEPARTMENT OF ENERGY
                      NOTICE OF FINANCIAL ASSISTANCE AWARD
                          (See Instructions on Reverse)

Under the authority of Public Law 95-91, U.S. Department of Energy Organization Act and subject to legislation, regulations and policies applicable to (cite legislative program title): Advanced Automotive Technologies

------------------------------------------------------------------------------------------------------------------------------------
1.  PROJECT TITLE                                                      2. INSTRUMENT TYPE

Research, Development and Demonstration of an Automotive                   |_| GRANT      |X| COOPERATIVE AGREEMENT
Integrated Power Module (AIPM) for a New Generation of Vehicles       --------------------------------------------------------------
-------------------------------------------------------------------    4. INSTRUMENT NO.                5. AMENDMENT NO.
3.  RECIPIENT (Name, address, zip code, area code and telephone no.)      DE-FC02-99EE50570                      M002
                                                                      --------------------------------------------------------------
    SatCon Technology Corporation                                      6. BUDGET  FROM: 09/30/1999      7. PROJECT  FROM: 09/30/1999
    161 First Street                                                      PERIOD  THRU: 03/28/2000         PERIOD   THRU: 03/28/2000
    Cambridge, MA 02142-1221
                                         617/661-0540
------------------------------------------------------------------------------------------------------------------------------------
8.  RECIPIENT PROJECT DIRECTOR (Name and telephone No.)                10. TYPE OF AWARD
                                                                           |_| New        |_| Continuation   |_| Renewal
    William F. Bonnice [(617) 349-0869]
-------------------------------------------------------------------        |X| Revision   |_| Supplement
9.  RECIPIENT BUSINESS OFFICER (Name and telephone No.)               --------------------------------------------------------------
                                                                       12. ADMINISTERED FOR DOE BY (Name, address, zip code,
    James L. Kirtley, Jr. [(617) 349-0820]                                                          telephone No.)
-------------------------------------------------------------------    John P. Motz                            630/252-2152
11. DOE PROJECT OFFICER (Name, address, zip code, telephone No.)       U.S. Department of Energy/ACQ
                                                                       Chicago Operations Office
    David Hamilton                     U.S. Department of Energy       9800 South Cass Avenue
    EE-32                              1000 Independence Ave.          Argonne, IL 60439
    (202) 586-2314                     Washington, DC 20585-0121
------------------------------------------------------------------------------------------------------------------------------------
13. RECIPIENT TYPE

           |_| STATE GOV'T  |_| INDIAN TRIBAL GOV'T   |_| HOSPITAL          |X| FOR PROFIT      |_| INDIVIDUAL
                                                                                ORGANIZATION
           |_| LOCAL GOV'T  |_| INSTITUTION OF        |_| OTHER NONPROFIT                       |_| OTHER (Specify)
                                HIGHER EDUCATION          ORGANIZATION      |X| C |_| P|_| SP
                                                                                                 _______________________
------------------------------------------------------------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATIONS DATA                                          15. EMPLOYER I.D. NUMBER
------------------------------------------------------------------------------
    a. Appropriation Symbol   b. B & R Number   C. FT/AFP/CC   d. CFA Number            04-2857552
------------------------------------------------------------------------------
              --                    --                --             --
------------------------------------------------------------------------------------------------------------------------------------
16. BUDGET AND FUNDING INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
a.  CURRENT BUDGET PERIOD INFORMATION                                  b. CUMULATIVE DOE OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------

    (1) DOE Funds Obligated This Action                       $0.00    (1) This Budget Period                    $1,425,057.00
                                                     --------------        [Total of lines a.(1) and a.(3)]      -------------
    (2) DOE Funds Authorized for Carry Over                   $0.00
                                                     --------------
    (3) DOE Funds Previously Obligated in this
        Budget Period                                 $1,425,057.00
                                                     --------------    (2) Prior Budget Periods                          $0.00
    (4) DOE Share of Total Approved Budget            $1,425,057.00                                              -------------
                                                     --------------
    (5) Recipient Share of Total Approved Budget      $1,628,695.00
                                                     --------------    (3) Project Period to Date                $1,425,057.00
    (6) Total Approved Budget                         $3,053,752.00        [Total of lines b.(1) and b.(2)]      -------------
                                                     --------------
------------------------------------------------------------------------------------------------------------------------------------
17. TOTAL ESTIMATED COST OF PROJECT
                                       $ N/A
                                         --------------------------------------------------------
    (This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount.)
------------------------------------------------------------------------------------------------------------------------------------
18. AWARD/AGREEMENT TERMS AND CONDITIONS
    This award/agreement consists of this form plus the following:
    a. Special terms and conditions.
    b. Applicable program regulations (specify)  N/A                                             (Date)
                                                 -----------------------------------------------        ---------
    c. DOE Financial Assistance Rules, 10 CFR Part 600, as amended.
    d. Application/proposal dated 10/14/98 as amended by SatCon ltr. dated 9/21/9  |X| as submitted   |_| with changes as negotiated
                                  -----------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
19. REMARKS

    This amendment extends the budget and project period by 30 days from 2/27/00 to 3/28/00 as reflected in block 6 & 7 above.
    Additionally, item 10 of the Special Terms and Conditions for Financial Assistance Awards is hereby amended by substituting "180 days" fo "150 days"; and in Clause No. 1, Cost Share Contributions, of the Additional Special Provisions, the date "March 28,
    2000" is substituted for the date "January 28, 1999". All other terms and conditions remain unchanged.

------------------------------------------------------------------------------------------------------------------------------------
20. EVIDENCE OF RECIPIENT ACCEPTANCE                                   21. AWARDED BY

            /s/ Sean Moran                                   3/3/00                     /s/ Gaile A. Hagashi                 2-25-00
-------------------------------------------------------------------   --------------------------------------------------------------
(Signature of Authorized Recipient Official)                 (Date)                            (Signature)                    (Date)

                            Sean Moran                                                      Gaile A. Higashi
-------------------------------------------------------------------   --------------------------------------------------------------
                               (Name)                                                            (Name)

                                                                                     Acquisition and Assistance Group
                     Chief Financial Officer                                              Contracting Officer
-------------------------------------------------------------------   --------------------------------------------------------------
                               (Title)                                                           (Title)

------------------------------------------------------------------------------------------------------------------------------------

          Special Terms and Conditions for Financial Assistance Awards

The requirements of this attachment take precedence over all other requirements of this award found in regulations, the general terms and conditions, DOE orders, etc., except requirements of statutory law. Any apparent contradiction of statutory law stated herein should be presumed to be in error until recipient has sought and received clarification from the Contracting Officer.

1.    PAYMENT OFFICE

            CR-54 / CHO
            Account Payable Division
            U. S. Department of Energy
            P.O. Box 500
            Germantown, MD 20874-0500

2.    FINANCE OFFICE

            U. S. Department of Energy
            Chicago Operations Office
            Financial Services Group
            9800 South Cass Avenue
            Argonne, Illinois 60439

3.    PAYMENT - Advance Payment under this award will be made by:

      |_| Department of Health & Human Services (DHHS) Payment Management System (PMS), formerly DOE Letter of Credit.

            The recipient shall request cash only as needed for immediate disbursements, shall report cash disbursements in a timely manner, and shall impose the same standards of timing and amount, including reporting requirements, on secondary recipients.

      |X|   Automated Clearing House (ACH)

            An original Request for Advance or Reimbursement, SF 270, shall be submitted as necessary to the Payment Office specified in Section 1. above, and one copy of the SF 270 shall be submitted to the Contract Specialist specified in Block 12 of the Notice of Financial Assistance Award (DOE F 4600.1). The timing and amount of advances shall be as close as is administratively feasible to the actual disbursements. Such requests shall not be made in excess of reasonable estimates of cash outlays for a 30 day period.

            Payment under this award will be accomplished by the Payment Office via ACH, an electronic funds transfer. A completed "Automated Clearing House (ACE) Vendor Miscellaneous Payment Enrollment Form" must be on file with the Finance Office prior to processing your payment.

                                                                   SPRG-1299/APM

4.    DECONTAMINATION AND/OR DECOMMISSIONING D&D COSTS

      Notwithstanding any other provisions of this Agreement, including but not limited to FAR 31.205-31, when applicable, as incorporated by Financial Assistance Rule 600.127(a), the Government shall not be responsible for or have any obligation to the recipient for (i) Decontamination and/or Decommissioning (D&D) of any of the Recipient's facilities, or (ii) any costs which may be incurred by the Recipient in connection with the D&D of any of its facilities due to the performance of the work under this Agreement, whether said work was performed prior to or subsequent to the effective date of this Agreement.

S.    FEDERALLY-OWNED PROPERTY

      If you acquire federally-owned property under this award whether fabricated, furnished or purchased with Capital Equipment Funds, then a listing of such property shall be submitted on DOE F 4300.3, Summary Report of DOE-Owned Plant & Capital Equipment, to the Contracting Officer within 45 days after August 31 of each year and within 30 days after the project period ends. The report must separately identify items which were fabricated, furnished, or purchased with Capital Equipment funds under this award.

      Any Capital Equipment funds and the equipment to be purchased, fabricated, or furnished with such funds are indicated on Page No. 2 of the Notice of Financial Assistance Award.

6. NOTICE REGARDING THE PURCHASE OF AMERICAN-MADE EQUIPMENT AND PRODUCTS - SENSE OF CONGRESS

      It is the sense of the Congress that, to the greatest extent practicable, all equipment and products purchased with funds made available under this award should be American-made.

7.    NOTICE REGARDING UNALLOWABLE COSTS AND LOBBYING ACT] VITIES

      Recipients of financial assistance are cautioned to carefully review the allowable cost and other provisions applicable to expenditures under their particular award instruments. If financial assistance funds are spent for purposes or in amounts inconsistent with the allowable cost or any other provisions governing expenditures in an award instrument, the government may pursue a number of remedies against the recipient, including in appropriate circumstances, recovery of such funds, termination of the award, suspension or debarment of the recipient from future awards, and criminal prosecution for false statements.

                                                                   SPRG-1299/APM

      Particular care should be taken by the recipient to comply with the provisions prohibiting the expenditure of funds for Lobbying and related activities. Financial assistance awards may be used to describe and promote the understanding of scientific and technical aspects of specific energy technologies, but not to encourage or support political activities such as the collection and dissemination of information related to potential, planned or pending legislation.

8.    ADDITIONAL PROVISIONS

      If the appropriation symbol contained in Block 14.a of the Notice of Financial Assistance Award for this award is listed below, paragraph 8.a. is applicable to this award, otherwise paragraph 8.b. applies:

        89X0213.91       89X0215.91        89X0234.91        89X0235.91

      a.    Department of Interior and Related Agencies Appropriations Act:

            1.    Lobbying Restriction (Interior Act, 2000)

                  The awardee agrees that none of the funds obligated on this award shall be made available for any activity or the publication or distribution of literature that in any way tends to promote public support or opposition to any legislative proposal on which Congressional action is not complete. This restriction is in addition to those prescribed elsewhere in statute and regulation.

            2.    Compliance With Buy American Act

                  In accepting this award, the recipient agrees to comply with sections 2 through 4 of the Act of March [ILLEGIBLE], 1933 (41 U.S.C. 10a-10c, popularly known as the "Buy American Act"). The recipient should review the provisions of the Act to ensure that expenditures made under this award are in accordance with it.

                                                                   SPRG-1299/APM

      b.    Energy & Water Development Appropriations Act:

            Lobbying Restriction (Energy and Water Act, 2(00)

                  The awardee agrees that none of the funds obligated on this award shall be expended, directly or indirectly, to influence congressional action on any legislation or appropriation matters pending before Congress, other then to communicate to Members of Congress as described in 18 U.S.C. 1913. This restriction is in addition to those prescribed elsewhere in statute and regulation.

9.    REPORTING

      Failure to comply with the reporting requirements contained in this award will be considered a material noncompliance with the terms of the award. Noncompliance may result in a withholding of future payments, suspension or termination of the current award, and withholding of future awards. A willful failure to perform, a history of failure to perform, or of unsatisfactory performance of this and/or other financial assistance awards, may also result in a debarment action to preclude future awards by Federal agencies.

                                                                   SPRG-1299/APM

DOE F 4600.1               U.S. Department of Energy
(03-94)              FEDERAL ASSISTANCE REPORTING CHECKLIST

Replaces EIA-459A
All Other Editions are Obsolete
--------------------------------------------------------------------------------
1. Identification Number:

         DE-FC02-99EE50570
--------------------------------------------------------------------------------
2. Program/Project Title: Research, Development and Demonstration of an Automotive Integrated Power Module (AIPM)
--------------------------------------------------------------------------------
3. Recipient:

SatCon Technology Corporation
--------------------------------------------------------------------------------
4. Reporting Requirements:               Frequency  No. of Copies    Addressees
                                         ---------------------------------------
PROGRAM/PROJECT MANAGEMENT REPORTING                                 See below

|_| DOE F 4600.3, "Federal Assistance
    Milestone Plan"

|_| DOE F 4600.3A, "Milestone Log"

|X| DOE F 4600.4, "Federal Assistance
    Budget Information"                     X         Orig + 1

|_| DOE F 4600.5, "Federal Assistance
    Management Summary Report"

|_| DOE F 4600.6, "Federal Assistance
    Program/Project Status Report"

|X| SF-269 or SF-269-A, "Financial
    Status Report"                          Q,F       Orig + 1

TECHNICAL INFORMATION REPORTING

|_| DOE F 1430.22, Notice of Energy
    RD&D Project

|X| Technical Progress Report**             Q         Orig + 1

|_| Topical Report**

|X| Final Technical Report**                F         Orig + 1

--------------------------------------------------------------------------------
FREQUENCY CODES AND DUE DATES:

A - As Necessary; within 5 calendar days after events.

F - Final; 90 calendar days after the performance of the effort ends.

Q - Quarterly; within 30 days after end of calendar quarter or portion thereof.

O - One time after project starts; within 30 days after award.

X - Required with proposals or the application or with significant planning changes.

Y - Yearly: 30 days after the end of program year. (Financial Status Reports 90 days).

S - Semiannually; within 30 days after end of program fiscal half year.

--------------------------------------------------------------------------------
5. Special Instructions:

A. **All scientific, technical documents, and technical reports ie. Quarterly, progress reports, periodic scientific, final report, and conference papers shall be submitted with 2 copies of DOE Form 241.1. Announcement of U.S. Department of Energy (DOE) Scientific and Technical Information (STI), Quarterly reports may consist of presentation materials and supplemental notes.

B. Submit DOE-review meeting agendas 10 days prior to any meeting to the addresses in "E" below. Submit copy of viewgraphs within 10 days after the completion of review meetings.

C. Submit SF-272 on a quarterly basis to the addresses below.

D. Submit monthly reports to the addresses below consisting of a short status covering completed milestones, significant programmatic events for the period, or upcoming events and other progress and budget information to monitor the expenditure of funds.

E. MAIL REPORTS TO:         Original - Contracting Officer
                                       U. S. Department Of Energy
                                       Chicago Operations Office
                                       9800 South Cass Avenue
                                       Argonne, Illinois 60439

                            1 copy  -  David B. Hamilton
                                       US Department of Energy EE-32
                                       1000 Independence Ave. S
                                       Washington DC 20585
                                       Tel: 202-586-3214 Fax: 202-586-7409
                                       Email: david.hamilton@ee doe.gov
--------------------------------------------------------------------------------
6. Prepared by: (Signature and Date)

   /s/ David B Hamilton      2/15/2000

--------------------------------------------------------------------------------
7. Reviewed by: (Signature and Date)

   /s/ [ILLEGIBLE]           2/18/00
--------------------------------------------------------------------------------

DOE F 4600.1 (8-93)          U.S. DEPARTMENT OF ENERGY
                      NOTICE OF FINANCIAL ASSISTANCE AWARD
                          (See Instructions on Reverse)

Under the authority of Public Law 95-91, U.S. Department of Energy Organization Act and subject to legislation, regulations and policies applicable to (cite legislative program title): Advanced Automotive Technologies

------------------------------------------------------------------------------------------------------------------------------------
1.  PROJECT TITLE                                                      2. INSTRUMENT TYPE

Research, Development and Demonstration of an Automotive                   |_| GRANT      |X| COOPERATIVE AGREEMENT
Integrated Power Module (AIPM) for a New Generation of Vehicles       --------------------------------------------------------------
-------------------------------------------------------------------    4. INSTRUMENT NO.                5. AMENDMENT NO.
3.  RECIPIENT (Name, address, zip code, area code and telephone no.)      DE-FC02-99EE50570                      A003
                                                                      --------------------------------------------------------------
    SatCon Technology Corporation                                      6. BUDGET  FROM: 09/30/1999      7. PROJECT  FROM: 09/30/1999
    161 First Street                                                      PERIOD  THRU: 09/29/2002         PERIOD   THRU: 09/29/2002
    Cambridge, MA 02142-1221
                                         617/661-0540
------------------------------------------------------------------------------------------------------------------------------------
8.  RECIPIENT PROJECT DIRECTOR (Name and telephone No.)                10. TYPE OF AWARD
                                                                           |_| New        |_| Continuation   |_| Renewal
    William F. Bonnice [(617) 349-0869]
-------------------------------------------------------------------        |X| Revision   |_| Supplement
9.  RECIPIENT BUSINESS OFFICER (Name and telephone No.)               --------------------------------------------------------------
                                                                       12. ADMINISTERED FOR DOE BY (Name, address, zip code,
    James L. Kirtley, Jr. [(617) 349-0820]                                                          telephone No.)
-------------------------------------------------------------------    John P. Motz                            630/252-2152
11. DOE PROJECT OFFICER (Name, address, zip code, telephone No.)       U.S. Department of Energy/ACQ
                                                                       Chicago Operations Office
    David Hamilton                     U.S. Department of Energy       9800 South Cass Avenue
    EE-32                              1000 Independence Ave.          Argonne, IL 60439
    (202) 586-2314                     Washington, DC 20585-0121
------------------------------------------------------------------------------------------------------------------------------------
13. RECIPIENT TYPE

           |_| STATE GOV'T   |_| INDIAN TRIBAL GOV'T    |_| HOSPITAL          |X| FOR PROFIT      |_| INDIVIDUAL
                                                                                  ORGANIZATION
           |_| LOCAL GOV'T   |_| INSTITUTION OF         |_| OTHER NONPROFIT                       |_| OTHER (Specify)
                                 HIGHER EDUCATION           ORGANIZATION      |X| C |_| P|_| SP
                                                                                                 _______________________
------------------------------------------------------------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATIONS DATA                                          15. EMPLOYER I.D. NUMBER
------------------------------------------------------------------------------
    a. Appropriation Symbol   b. B & R Number   C. FT/AFP/CC   d. CFA Number            04-2857552
------------------------------------------------------------------------------
           89X0215.91             EE-05-01        HA/CH/410          --
------------------------------------------------------------------------------------------------------------------------------------
16. BUDGET AND FUNDING INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
a.  CURRENT BUDGET PERIOD INFORMATION                                  b. CUMULATIVE DOE OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------

    (1) DOE Funds Obligated This Action                 $988,000.00    (1) This Budget Period                    $2,413,057.00
                                                     --------------        [Total of lines a.(1) and a.(3)]      -------------
    (2) DOE Funds Authorized for Carry Over                   $0.00
                                                     --------------
    (3) DOE Funds Previously Obligated in this
        Budget Period                                 $1,425,057.00
                                                     --------------    (2) Prior Budget Periods                          $0.00
    (4) DOE Share of Total Approved Budget            $9,996,964.00                                              -------------
                                                     --------------
    (5) Recipient Share of Total Approved Budget      $9,997,044.00
                                                     --------------    (3) Project Period to Date                $2,413,057.00
    (6) Total Approved Budget                        $19,994,008.00        [Total of lines b.(1) and b.(2)]      -------------
                                                     --------------
------------------------------------------------------------------------------------------------------------------------------------
17. TOTAL ESTIMATED COST OF PROJECT
                                       $ N/A
                                         --------------------------------------------------------
    (This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount.)
------------------------------------------------------------------------------------------------------------------------------------
18. AWARD/AGREEMENT TERMS AND CONDITIONS
    This award/agreement consists of this form plus the following:
    a. Special terms and conditions.
    b. Applicable program regulations (specify)  N/A                                             (Date)
                                                 -----------------------------------------------        ---------
    c. DOE Financial Assistance Rules, 10 CFR Part 600, as amended.
    d. Application/proposal dated 10/14/98 as amended by SatCon ltr. dated 9/21/99 w/budget revised 2/23/00
                                  -------------------------------------------------------------------------
                                                                                   |X| as submitted   |_| with changes as negotiated
------------------------------------------------------------------------------------------------------------------------------------
19. REMARKS

    See the attached page No. 2.

------------------------------------------------------------------------------------------------------------------------------------
20. EVIDENCE OF RECIPIENT ACCEPTANCE                                   21. AWARDED BY

/s/ L.E. Lesster                                           3/23/00     /s/ James R. Bieschke                                 3/20/00
-------------------------------------------------------------------   --------------------------------------------------------------
(Signature of Authorized Recipient Official)                (Date)                             (Signature)                    (Date)

    L.E. LESSTER                                                           James R. Bieschke, Director
-------------------------------------------------------------------   --------------------------------------------------------------
                               (Name)                                                            (Name)
                                                                       Operations Division
      GENRAL MANAGER, SATCON                                           Acquisition and Assistance Group
      TECHNOLOGY CENTER                                                Contracting Officer
-------------------------------------------------------------------   --------------------------------------------------------------
                               (Title)                                                           (Title)

------------------------------------------------------------------------------------------------------------------------------------

                                                       Amendment No A003 to
                                                       Cooperative Agreement No.
                                                       DE-FCO2-99EE50570
                                                       Page 2 of 5


1.    REMARKS (continued)

      1. The following revisions are effective for performance under this cooperative agreement on or after the effective date of this amendment

            a) The DOE share of the total approved budget, as reflected in block no. 16.a.(4), is increased by $8,571,907, from $1,425,057 to $9,996,964.

            b) The recipient share of the total approved budget, a reflected in block no. 16.a.(5), is increased by $8,368,349 from $1,628,695 to $9,997,044.

            c) The total approved budget, as reflected in block no. 16.a.(6), is increased by $16,940,256, from $3,053,752 to $19,994,008.

            d) The cumulative DOE obligation for this budget period as reflected in block no. 16.b.(1) of the Notice of Financial Assistance Award is increased by $988,000 from $1,425,057 to $2,413,057.

            e) The U.S. Department of Energy Budget Page, DOEF 4620.1, attached hereto, is substituted for the budget page incorporated under Amendment A000.

            f) The Federal Assistance Reporting Checklist, DOEF 4600.2, attached hereto, is substituted for the Reporting Checklist incorporated under Amendment A000.

            g) The Special Terms and Conditions for Financial Assisstance Awards coded SPRG-1299/APM, attached hereto, are substituted the Special Terms and Conditions for Financial Assistance Awards coded SPRG-0299/APM.

            h) The Statement of work attached hereto is hereby added to the 120 day Statement of Work incorporated under Amendment A000.

            i) Clause 1, "Cost Share Contributions", of the "Additional Special Provisions" is hereby deleted and replaced with the following:

                  "COST-SHARING CONTRIBUTIONS

                  It is the intention of the Government and the Recipient to share the total allowable and allocable costs for performance of the work under this Agreement during the budget/project period beginning 9/30/99 and

                                                       Amendment No A003 to
                                                       Cooperative Agreement No.
                                                       DE-FCO2-99EE50570
                                                       Page 3 of 5


                  ending 9/29/02, on a DOE 50%/SatCon 50% basis. As a result, the Government's contribution toward the aforementioned budget/project period shall be $9,996,964, as specified in Block 15.a.(4) of the face page, and the Recipient's contribution shall be $9,997,044, as specified in Block 16.a(5) of the face page. The cost share percentages specified above shall also apply to any increase in the Total Approved Budget, specified in Block 16.a.(6) of the face page. Notwithstanding any other provision in this Agreement, it is understood by the parties that no additional Federal funding above that specified in Block 16.b.(3) of the face page will be provided under this Agreement notwithstanding the total cost of the project at its completion. The Recipient further understands and agrees that it is liable for its pro rata share of the total allowable and allocable costs incurred for work performed under this Agreement in the event the project is terminated early or is not funded to its completion.

            j) Clause 6, "Partially Funded Financial Assistance Award With Cost Sharing", is hereby added to the "Additional Special Provisions" as follows:

                  "PARTIALLY FUNDED FINANCIAL ASSISTANCE AWARD WITH COST SHARING

                  This award is partially funded on a cost reimbursement basis without fee or profit. The total estimated cost of the project to be conducted during the current budget period specified in Block 6. of the face page is $19,994,008, of which the estimated cost to DOE is $9,996,964 and the estimated cost to the Recipient is $9,997,044. The Cumulative DOE Obligation for the current budget period is $2,413,057, and, subject to the availability of additional funds, DOE anticipates obligating an additional $7,583,907 hereunder for the current budget period. The Recipient shall not be obligated to continue performance of the project beyond the total of (a) the amount of funds set forth as the Cumulative DOE Obligation specified in Block 16.b.(1) of the face page, (b) the amount, if any, set forth as DOE Funds Authorized for Carry Over in Block 16.a(2) of the face page, and (c) the amount of the Recipient's current obligation for the current budget period, viz., $2,413,076; provided, however, that, once the Cumulative DOE Obligation has been increased by DOE to $9,996,964, the Recipient's obligation shall be increased to a total amount of $9,997,044, and the Recipient shall be expected to bring this phase of the project (covered by the current budget period) to its conclusion within the amount of $19,994,008, and there is no commitment by DOE to provide any additional funding to the Recipient. This award is subject to a refund of unexpended funds to DOE."

                                                       Amendment No A003 to
                                                       Cooperative Agreement No.
                                                       DE-FCO2-99EE50570
                                                       Page 4 of 5

            k) Clause 7, "Authorization of Expenditures" is hereby added to the "Additional Special Provisions," as follows:

                  "AUTHORIZATION OF EXPENDITURES

                  SatCon is not authorized to incur costs under this agreement after September 30, 2000 until the DOE Contracting Officer completes a determination of SatCon's financial viability for the fiscal year beginning October 1, 2000 and an amendment is issued to this Agreement. It is understood that the recipient shall be responsible for furnishing information related to its financial position to the Contracting Officer by July 21, 2000. Such information must be sufficient to allow the Contracting Officer to determine the recipient's financial viability, i.e., the recipient has sufficient resources to meet its responsibility under the agreement. Notwithstanding the total costs incurred for work under this agreement, the cost share to the Government for any allowable and allocable costs incurred shall not exceed the amount in block 16 b.(1) of the Notice of Financial Assistance Award (DOEF 1600.1)."

            l) Clause 8, "Ceiling on Rates for Allowable Overhead and General and Administrative Costs to be Reimbursed by the Government" is hereby added to the "Additional Special Provisions" as follows:

                  "CEILING ON RATES FOR ALLOWABLE OVERHEAD AND GENERAL AND ADMINISTRATIVE COSTS TO BE REIMBURSED BY THE GOVERNMENT

                  Reimbursement by the Government of any allowabe Overhead (OH) costs shall be subject to a ceiling rate of 90% applied to the appropriate base, as proposed, and reimbursement of allowable General and Administrative (G&A) costs shall be subject to a ceiling rate of 36% applied to the appropriate base, as proposed. Any OH or G&A costs in excess of the ceiling rates applicable to the respective bases shall not be reimbursed by the Government nor be considered as cost share under this Agreement or any other Government award.

                  Additionally, it is understood that, consistent with the budget plan, neither OH nor G&A costs shall be applied to the cost share portion of the budget. OH and G&A costs associated with the cost share portion of the budget shall not be considered as cost share under this Agreement nor any other Government award."

            m) Clause 9, "Invoice Instructions" is hereby added to the "Additional Special Provisions" as follows:

                                                       Amendment No A003 to
                                                       Cooperative Agreement No.
                                                       DE-FCO2-99EE50570
                                                       Page 5 of 5

                  "INVOICE INSTRUCTIONS

                  The recipient shall submit, with each invoice, documentation identifying costs incurred by budget category for both the DOE and Cost Shared portion of the budget. Documentation shall identify both the cumulative amount of costs invoiced from project inception, and the amount of the current invoice."

            n) Clause 5, "FAR 52.227-23, Rights to Proposal Data (Technical) (JUN 1987)", of the "Intellectual Property Provisions Research, Development, or Demonstration, Domestic Small Business and Nonprofit Organizations" is hereby amended to except data contained on pages I3 -I10 for the application dated October 14, 1998.

      2.    All other terms and conditions remain unchanged.

                                                                      APPENDIX J

------------------------------------------------------------------------------------------------------------------------
DOE F 4620.1                             U.S. Department of Energy                                OMB Control No.
(04-83)                                        Budget Page                                        1910-1400
All Other Editions Are Obsolete        (See reverse for Instructions)                             OMB Burden Disclosure
                                                                                                  Statement on Reverse
------------------------------------------------------------------------------------------------------------------------
ORGANIZATION

SatCon Technology Corporation                                                           Budget Page No:     1
------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTIGATOR/PROJECT DIRECTOR                                                     PROJECT SUMMARY

William F. Bonnice                                                                  Requested Duration:  36   (months)
------------------------------------------------------------------------------------------------------------------------
A.  SENIOR PERSONNEL: PI/PD, Co-PI's, Faculty and Other Senior Associates            DOE      COST SHARE       TOTAL
    (List each separately with title; A.6. show number in brackets     Hrs  $/hr.   SHARE    BY APPLICANT      COSTS
------------------------------------------------------------------------------------------------------------------------
1.  Electrical Engineering                                          18,519   n/a     709,452             0       709,452
------------------------------------------------------------------------------------------------------------------------
2.  Controls Engineering                                             3,899   n/a     143,062             0       143,062
------------------------------------------------------------------------------------------------------------------------
3.  Mechanical Engineering                                          10,795   n/a     418,754             0       418,754
------------------------------------------------------------------------------------------------------------------------
4.  Computer Aided Design (CAD)                                      2,458   n/a      78,103             0        78,103
------------------------------------------------------------------------------------------------------------------------
5.  Program Management                                               6,351   n/a     313,198             0       313,198
------------------------------------------------------------------------------------------------------------------------
6.  (   ) OTHERS (LIST INDIVIDUALLY ON BUDGET EXPLANATION PAGE)     13,387   n/a           0     5,192,879     5,192,879
------------------------------------------------------------------------------------------------------------------------
7.  (   ) TOTAL SENIOR PERSONNEL (1-6)                              55,409   n/a  $1,662,569    $5,192,879    $6,855,448
------------------------------------------------------------------------------------------------------------------------
8.  OTHER PERSONNEL (SHOW NUMBERS IN BRACKETS)
------------------------------------------------------------------------------------------------------------------------
1.  (   ) POST DOCTORAL ASSOCIATES                                       0   n/a           0             0             0
------------------------------------------------------------------------------------------------------------------------
2.  (   ) OTHER PROFESSIONAL (TECHNICIAN, PROGRAMMER, ETC.)          4,600   n/a     103,948             0       103,946
------------------------------------------------------------------------------------------------------------------------
3.  (   ) GRADUATE STUDENTS                                              0   n/a           0             0             0
------------------------------------------------------------------------------------------------------------------------
4.  (   ) UNDERGRADUATE STUDENTS                                         0   n/a           0             0             0
------------------------------------------------------------------------------------------------------------------------
5.  (   ) SECRETARIAL-CLERICAL                                           0   n/a           0             0             0
------------------------------------------------------------------------------------------------------------------------
6.  (   ) OTHER                                                      3,748   n/a     110,527             0       110,527
------------------------------------------------------------------------------------------------------------------------
    TOTAL SALARIES AND WAGES (A+B)                                  63,757   n/a  $1,877,041    $5,192,879    $7,069,920
------------------------------------------------------------------------------------------------------------------------
C.  FRINGE BENEFITS (IF CHARGED AS DIRECT COSTS)                                     694,505     1,921,365     2,615,870
------------------------------------------------------------------------------------------------------------------------
    TOTAL SALARIES, WAGES AND FRINGE BENEFITS (A+B+C)                             $2,571,547    $7,114,244    $9,685,791
------------------------------------------------------------------------------------------------------------------------
D.  PERMANENT EQUIPMENT (LIST ITEM AND DOLLAR AMOUNT FOR EACH ITEM.)                                     0             0
                                                                                ----------------------------------------
      Manufacturing and Automated Test Equipment                                           0     1,632,800     1,632,800
                                                                                ----------------------------------------
                                                                                           0             0             0
                                                                                ----------------------------------------
                                                                                           0             0             0
                                                                                ----------------------------------------
    TOTAL PERMANENT EQUIPMENT                                                             $0     1,632,800     1,632,800
------------------------------------------------------------------------------------------------------------------------
E.  TRAVEL                 1. DOMESTIC (INCL. CANADA AND U.S. POSSESSIONS)           122,160             0       122,160
------------------------------------------------------------------------------------------------------------------------
                           2. FOREIGN                                                      0             0             0
                           ---------------------------------------------------------------------------------------------
    TOTAL TRAVEL                                                                    $122,160            $0      $122,160
------------------------------------------------------------------------------------------------------------------------
F.  TRAINEE/PARTICIPANT COSTS
                                                                                ----------------------------------------
    1. STIPENDS (Itemize levels, types + totals on budget justification page)              0             0             0
                                                                                ----------------------------------------
    2. TUITION & FEES                                                                      0             0             0
                                                                                ----------------------------------------
    3. TRAINEE TRAVEL                                                                      0             0             0
                                                                                ----------------------------------------
    4. OTHER (fully explain on justification page)                                         0             0             0
------------------------------------------------------------------------------------------------------------------------
    TOTAL PARTICIPANTS (   ) TOTAL COST                                                   $0             0            $0
------------------------------------------------------------------------------------------------------------------------
G.  OTHER DIRECT COSTS
------------------------------------------------------------------------------------------------------------------------
    1. MATERIALS AND SUPPLIES                                                        640,000     1,250,000     1,890,000
------------------------------------------------------------------------------------------------------------------------
    2. PUBLICATION COSTS/DOCUMENTATION/DISSEMINATION                                       0             0             0
------------------------------------------------------------------------------------------------------------------------
    3. CONSULTANT SERVICES                                                                 0             0             0
------------------------------------------------------------------------------------------------------------------------
    4. COMPUTER (ADPE) SERVICES                                                            0             0             0
------------------------------------------------------------------------------------------------------------------------
    5. SUBCONTRACTS                                                                2,550,000             0     2,550,000
------------------------------------------------------------------------------------------------------------------------
    6. OTHER                                                                               0             0             0
------------------------------------------------------------------------------------------------------------------------
       TOTAL OTHER DIRECT COSTS                                                   $3,190,000    $1,250,000    $4,440,000
------------------------------------------------------------------------------------------------------------------------
H.  TOTAL DIRECT COSTS (A THROUGH G)                                              $5,883,707    $9,997,044   $15,880,751
------------------------------------------------------------------------------------------------------------------------
I.  INDIRECT COSTS (SPECIFY RATE AND BASE)                        Overhead         1,576,715             0     1,576,715
                                                                                ----------------------------------------
                                                                       G&A         2,536,543             0     2,536,543
                                                                                ----------------------------------------
    TOTAL INDIRECT COSTS                                                          $4,113,258            $0    $4,113,258
------------------------------------------------------------------------------------------------------------------------
J.  TOTAL DIRECT AND INDIRECT COSTS (H+I)                                         $9,996,964    $9,997,044   $19,994,009
------------------------------------------------------------------------------------------------------------------------
K.  AMOUNT OF ANY REQUIRED COST SHARING FROM NON-FEDERAL SOURCES                           0             0             0
------------------------------------------------------------------------------------------------------------------------
L.  TOTAL COST OF PROJECT (J+K)                                                   $9,996,964    $9,997,044   $19,994,008
------------------------------------------------------------------------------------------------------------------------
                                                                                     DOE       APPLICANT       TOTAL
                                                                                ----------------------------------------

DOE F 4600.1               U.S. Department of Energy
(03-94)              FEDERAL ASSISTANCE REPORTING CHECKLIST

Replaces EIA-459A
All Other Editions are Obsolete
--------------------------------------------------------------------------------
1. Identification Number:

         DE-FC02-99EE50570
--------------------------------------------------------------------------------
2. Program/Project Title: Research, Development and Demonstration of an Automotive Integrated Power Module (AIPM)
--------------------------------------------------------------------------------
3. Recipient:

SatCon Technology Corporation
--------------------------------------------------------------------------------
4. Reporting Requirements:               Frequency  No. of Copies    Addressees
                                         ---------------------------------------
PROGRAM/PROJECT MANAGEMENT REPORTING                                 See below

|_| DOE F 4600.3, "Federal Assistance
    Milestone Plan"

|_| DOE F 4600.3A, "Milestone Log"

|X| DOE F 4600.4, "Federal Assistance
    Budget Information"                     X         Orig + 1

|_| DOE F 4600.5, "Federal Assistance
    Management Summary Report"

|_| DOE F 4600.6, "Federal Assistance
    Program/Project Status Report"

|X| SF-269 or SF-269-A, "Financial
    Status Report"                          Q,F       Orig + 1

TECHNICAL INFORMATION REPORTING

|_| DOE F 1430.22, Notice of Energy
    RD&D Project

|X| Technical Progress Report**             Q         Orig + 1

|_| Topical Report**

|X| Final Technical Report**                F         Orig + 1

--------------------------------------------------------------------------------
FREQUENCY CODES AND DUE DATES:

A - As Necessary; within 5 calendar days after events.

F - Final; 90 calendar days after the performance of the effort ends.

Q - Quarterly; within 30 days after end of calendar quarter or portion thereof.

O - One time after project starts; within 30 days after award.

X - Required with proposals or the application or with significant planning changes.

Y - Yearly: 30 days after the end of program year. (Financial Status Reports 90 days).

S - Semiannually; within 30 days after end of program fiscal half year.

--------------------------------------------------------------------------------
5. Special Instructions:

A. **All scientific, technical documents, and technical reports ie. Quarterly, progress reports, periodic scientific, final report, and conference papers shall be submitted with 2 copies of DOE Form 241.1. Announcement of U.S. Department of Energy (DOE) Scientific and Technical Information (STI), Quarterly reports may consist of presentation materials and supplemental notes.

B. Submit DOE-review meeting agendas 10 days prior to any meeting to the addresses in "E" below. Submit copy of viewgraphs within 10 days after the completion of review meetings.

C. Submit SF-272 on a quarterly basis to the addresses below.

D. Submit monthly reports to the addresses below consisting of a short status covering completed milestones, significant programmatic events for the period, or upcoming events and other progress and budget information to monitor the expenditure of funds.

E. MAIL REPORTS TO:         Original - Contracting Officer
                                       U. S. Department Of Energy
                                       Chicago Operations Office
                                       9800 South Cass Avenue
                                       Argonne, Illinois 60439

                            1 copy  -  David B. Hamilton
                                       US Department of Energy EE-32
                                       1000 Independence Ave. S
                                       Washington DC 20585
                                       Tel: 202-586-3214 Fax: 202-586-7409
                                       Email: david.hamilton@ee doe.gov
--------------------------------------------------------------------------------
6. Prepared by: (Signature and Date)

   /s/ David B Hamilton      2/15/2000

--------------------------------------------------------------------------------
7. Reviewed by: (Signature and Date)

   /s/ [ILLEGIBLE]           2/18/00
--------------------------------------------------------------------------------

DOE F 4600.1 (8-93)          U.S. DEPARTMENT OF ENERGY
                      NOTICE OF FINANCIAL ASSISTANCE AWARD
                          (See Instructions on Reverse)

Under the authority of Public Law 95-91, U.S. Department of Energy Organization Act and subject to legislation, regulations and policies applicable to (cite legislative program title): Advanced Automotive Technologies

------------------------------------------------------------------------------------------------------------------------------------
1.  PROJECT TITLE                                                      2. INSTRUMENT TYPE

Research, Development and Demonstration of an Automotive                   |_| GRANT      |X| COOPERATIVE AGREEMENT
Integrated Power Module (AIPM) for a New Generation of Vehicles       --------------------------------------------------------------
-------------------------------------------------------------------    4. INSTRUMENT NO.                5. AMENDMENT NO.
3.  RECIPIENT (Name, address, zip code, area code and telephone no.)      DE-FC02-99EE50570                      A004
                                                                      --------------------------------------------------------------
    SatCon Technology Corporation                                      6. BUDGET  FROM: 09/30/1999      7. PROJECT  FROM: 09/30/1999
    161 First Street                                                      PERIOD  THRU: 09/29/2002         PERIOD   THRU: 09/29/2002
    Cambridge, MA 02142-1221
                                         617/661-0540
------------------------------------------------------------------------------------------------------------------------------------
8.  RECIPIENT PROJECT DIRECTOR (Name and telephone No.)                10. TYPE OF AWARD
                                                                           |_| New        |_| Continuation   |_| Renewal
    William F. Bonnice [(617) 349-0869]
-------------------------------------------------------------------        |X| Revision   |_| Supplement
9.  RECIPIENT BUSINESS OFFICER (Name and telephone No.)               --------------------------------------------------------------
                                                                       12. ADMINISTERED FOR DOE BY (Name, address, zip code,
    Paul Heintel [(617) 349-0867]                                                                   telephone No.)
-------------------------------------------------------------------    John P. Motz                            630/252-2152
11. DOE PROJECT OFFICER (Name, address, zip code, telephone No.)       U.S. Department of Energy/ACQ
                                                                       Chicago Operations Office
    David Hamilton                     U.S. Department of Energy       9800 South Cass Avenue
    EE-32                              1000 Independence Ave.          Argonne, IL 60439
    (202) 586-2314                     Washington, DC 20585-0121
------------------------------------------------------------------------------------------------------------------------------------
13. RECIPIENT TYPE

           |_| STATE GOV'T   |_| INDIAN TRIBAL GOV'T    |_| HOSPITAL          |X| FOR PROFIT      |_| INDIVIDUAL
                                                                                  ORGANIZATION
           |_| LOCAL GOV'T   |_| INSTITUTION OF         |_| OTHER NONPROFIT                       |_| OTHER (Specify)
                                 HIGHER EDUCATION           ORGANIZATION      |X| C |_| P|_| SP
                                                                                                 _______________________
------------------------------------------------------------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATIONS DATA                                          15. EMPLOYER I.D. NUMBER
------------------------------------------------------------------------------
    a. Appropriation Symbol   b. B & R Number   C. FT/AFP/CC   d. CFA Number            04-2857552
------------------------------------------------------------------------------
           89X0215.91             EE-05-01        HA/CH/410          --
------------------------------------------------------------------------------------------------------------------------------------
16. BUDGET AND FUNDING INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
a.  CURRENT BUDGET PERIOD INFORMATION                                  b. CUMULATIVE DOE OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------

    (1) DOE Funds Obligated This Action               $2,000,000.00    (1) This Budget Period                    $4,413,057.00
                                                     --------------        [Total of lines a.(1) and a.(3)]      -------------
    (2) DOE Funds Authorized for Carry Over                   $0.00
                                                     --------------
    (3) DOE Funds Previously Obligated in this
        Budget Period                                 $2,413,057.00
                                                     --------------    (2) Prior Budget Periods                          $0.00
    (4) DOE Share of Total Approved Budget            $9,996,964.00                                              -------------
                                                     --------------
    (5) Recipient Share of Total Approved Budget      $9,997,044.00
                                                     --------------    (3) Project Period to Date                $4,413,057.00
    (6) Total Approved Budget                        $19,994,008.00        [Total of lines b.(1) and b.(2)]      -------------
                                                     --------------
------------------------------------------------------------------------------------------------------------------------------------
17. TOTAL ESTIMATED COST OF PROJECT
                                       $ N/A
                                         --------------------------------------------------------
    (This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount.)
------------------------------------------------------------------------------------------------------------------------------------
18. AWARD/AGREEMENT TERMS AND CONDITIONS
    This award/agreement consists of this form plus the following:
    a. Special terms and conditions.
    b. Applicable program regulations (specify)  N/A                                             (Date)
                                                 -----------------------------------------------        ---------
    c. DOE Financial Assistance Rules, 10 CFR Part 600, as amended.
    d. Application/proposal dated 10/14/98 as amended by SatCon ltr. dated 9/21/9. |X| as submitted   |_| with changes as negotiated
                                  ------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
19. REMARKS

    See Page No. 2 of this Notice of Financial Assistance Award.

------------------------------------------------------------------------------------------------------------------------------------
20. EVIDENCE OF RECIPIENT ACCEPTANCE                                   21. AWARDED BY

                                                                                         /s/ Gaile Hagashi                   4/27/00
-------------------------------------------------------------------   --------------------------------------------------------------
(Signature of Authorized Recipient Official)                 (Date)                            (Signature)                    (Date)

                        /s/ L.E. LESSTER                   4/27/00
-------------------------------------------------------------------   --------------------------------------------------------------
                               (Name)                                                            (Name)

               L.E. LESSTER, GENERAL MANAGER, S.T.C.
-------------------------------------------------------------------   --------------------------------------------------------------
                               (Title)                                                           (Title)

------------------------------------------------------------------------------------------------------------------------------------

                                                      Amendment No. A004 to
                                                      Cooperative Agreement No.
                                                      DE-FC02-99EE50570
                                                      Page 2 of 2


19.   REMARKS (continued)

      a. The following revisions are effective for performance under this cooperative agreement on or after the effective date of this amendment.

            (1) The cumulative DOE obligation for this budget period as reflected in block no. 16.b. (1) of the Notice of Financial Assistance Award is increased by $2,000,000 from $2,413,057 to $4,413,057.

            (2) Clause 6, Partially Funded Financial Assistance Award With Cost Sharing, under the Additional Special Provisions is hereby updated to reflect the cumulative DOE obligation for the current budget period of $4,413,057, and the corresponding amount of the Recipient's obligation for the budget period, currently $4,413,092.

            (3) Clause 1, Cost Share Contributions, of the Additional Special Provisions, is hereby deleted and replaced with the foliowing:

                        "1. Cost Share Contributions

                        It is the intention of the Government and the Participant to share the allowable and allocable costs of performance of the work during this Agreement as set forth herein.

                        The Government's contribution and support for this Agreement during the project period 09/30/1999 through 09/29/2002 will be $9,996,964. The Participant will contribute $9,997,044 toward the aforementioned project period. It is the intention of the Government and the Participant to share the allowable and allocable costs of performance during the project period on a 50% (Government) and 50% (Participant) basis. It is understood by the parties that the DOE share of this budget period is $9,996,964 and no additional Federal funding will be provided notwithstanding the total cost of the project at completion. The Recipient further understands and agrees that it is liable for its pro rata share of the total allowable and allocable costs incurred for work performed under this Agreement in the event the project is terminated early or is not funded to its completion."

      b. All other terms and conditions remain unchanged and in full force and effect.

DOE F 4600.1 (8-93)          U.S. DEPARTMENT OF ENERGY
                      NOTICE OF FINANCIAL ASSISTANCE AWARD
                          (See Instructions on Reverse)

Under the authority of Public Law 95-91, U.S. Department of Energy Organization Act and subject to legislation, regulations and policies applicable to (cite legislative program title): Advanced Automotive Technologies

------------------------------------------------------------------------------------------------------------------------------------
1.  PROJECT TITLE                                                      2. INSTRUMENT TYPE

Research, Development and Demonstration of an Automotive                   |_| GRANT      |X| COOPERATIVE AGREEMENT
Integrated Power Module (AIPM) for a New Generation of Vehicles       --------------------------------------------------------------
-------------------------------------------------------------------    4. INSTRUMENT NO.                5. AMENDMENT NO.
3.  RECIPIENT (Name, address, zip code, area code and telephone no.)      DE-FC02-99EE50570                      A005
                                                                      --------------------------------------------------------------
    SatCon Technology Corporation                                      6. BUDGET  FROM: 09/30/1999      7. PROJECT  FROM: 09/30/1999
    161 First Street                                                      PERIOD  THRU: 09/29/2002         PERIOD   THRU: 09/29/2002
    Cambridge, MA 02142-1221
                                         (617) 661-0540
------------------------------------------------------------------------------------------------------------------------------------
8.  RECIPIENT PROJECT DIRECTOR (Name and telephone No.)                10. TYPE OF AWARD
                                                                           |_| New        |_| Continuation   |_| Renewal
    William F. Bonnice [(617) 349-0887]
-------------------------------------------------------------------        |X| Revision   |_| Supplement
9.  RECIPIENT BUSINESS OFFICER (Name and telephone No.)               --------------------------------------------------------------
                                                                       12. ADMINISTERED FOR DOE BY (Name, address, zip code,
    Paul Heintel [(617) 349-0869]                                                                   telephone No.)
-------------------------------------------------------------------    John P. Motz                           (630) 252-2152
11. DOE PROJECT OFFICER (Name, address, zip code, telephone No.)       U.S. Department of Energy/ACQ
                                                                       Chicago Operations Office
    David Hamilton                     U.S. Department of Energy       9800 South Cass Avenue
    EE-32                              1000 Independence Ave. S.W.     Argonne, IL 60439
    (202) 586-2314                     Washington, DC 20585-0121
------------------------------------------------------------------------------------------------------------------------------------
13. RECIPIENT TYPE

           |_| STATE GOV'T  |_| INDIAN TRIBAL GOV'T   |_| HOSPITAL          |X| FOR PROFIT      |_| INDIVIDUAL
                                                                                ORGANIZATION
           |_| LOCAL GOV'T  |_| INSTITUTION OF        |_| OTHER NONPROFIT                       |_| OTHER (Specify)
                                 HIGHER EDUCATION          ORGANIZATION     |X| C |_| P|_| SP
                                                                                                 _______________________
------------------------------------------------------------------------------------------------------------------------------------
14. ACCOUNTING AND APPROPRIATIONS DATA                                          15. EMPLOYER I.D. NUMBER
------------------------------------------------------------------------------
    a. Appropriation Symbol   b. B & R Number   C. FT/AFP/CC   d. CFA Number            04-2857554
------------------------------------------------------------------------------
             89X0215.91           EE-05-01         HA/CH/410         --
------------------------------------------------------------------------------------------------------------------------------------
16. BUDGET AND FUNDING INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
a.  CURRENT BUDGET PERIOD INFORMATION                                  b. CUMULATIVE DOE OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------

    (1) DOE Funds Obligated This Action               $1,000,000.00    (1) This Budget Period                    $5,413,057.00
                                                     --------------        [Total of lines a.(1) and a.(3)]      -------------
    (2) DOE Funds Authorized for Carry Over                   $0.00
                                                     --------------
    (3) DOE Funds Previously Obligated in this
        Budget Period                                 $4,413,057.00
                                                     --------------    (2) Prior Budget Periods                          $0.00
    (4) DOE Share of Total Approved Budget            $9,996,964.00                                              -------------
                                                     --------------
    (5) Recipient Share of Total Approved Budget      $9,997,044.00
                                                     --------------    (3) Project Period to Date                $5,413,057.00
    (6) Total Approved Budget                        $19,994,008.00        [Total of lines b.(1) and b.(2)]      -------------
                                                     --------------
------------------------------------------------------------------------------------------------------------------------------------
17. TOTAL ESTIMATED COST OF PROJECT
                                       $ N/A
                                         --------------------------------------------------------
    (This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount.)
------------------------------------------------------------------------------------------------------------------------------------
18. AWARD/AGREEMENT TERMS AND CONDITIONS
    This award/agreement consists of this form plus the following:
    a. Special terms and conditions.
    b. Applicable program regulations (specify)  N/A                                             (Date)
                                                 -----------------------------------------------        ---------
    c. DOE Financial Assistance Rules, 10 CFR Part 600, as amended.
    d. Application/proposal dated 10/14/98 as amended by SatCon ltr. dated 9/21/99. |X| as submitted  |_| with changes as negotiated
                                  -------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
19. REMARKS

    See Page No. 2 of this Notice of Financial Assistance Award.

------------------------------------------------------------------------------------------------------------------------------------
20. EVIDENCE OF RECIPIENT ACCEPTANCE                                   21. AWARDED BY

            /s/ William Abram                              11/25/00                     /s/ [ILLEGIBLE]                  NOV 17 2000
-------------------------------------------------------------------   --------------------------------------------------------------
(Signature of Authorized Recipient Official)                 (Date)                            (Signature)                    (Date)

                William Abram                                                               [ILLEGIBLE]
-------------------------------------------------------------------   --------------------------------------------------------------
                               (Name)                                                            (Name)

                                                                                         Special Program Division
                                                                                     Acquisition and Assistance Group
                Bus. Mgr.                                                                  Contracting Officer
-------------------------------------------------------------------   --------------------------------------------------------------
                               (Title)                                                           (Title)

------------------------------------------------------------------------------------------------------------------------------------

                                                      Amendment No. A005 to
                                                      Cooperative Agreement No.
                                                      DE-FC02-99EE50570
                                                      Page 2 of 2


19.   REMARKS (continued)

      a. The following revisions are effective for performance under this cooperative agreement on or after the effective date of this amendment:

            (1) The cumulative DOE obligation for this budget period as refelected in block no. 16.b. (1) of the Notice of Financial Assistance Award is increased by $1,000,000.00 from $4,413,057.00 to $5,413,057.00.

            (2) Clause 6, "Partially Funded Financial Assistance Award With Cost Sharing", of the Additional Special Provisions is hereby updated to reflect the cumulative DOE obligation for the current budget period of $5,413,057.00, and the corresponding amount of the Recipient's obligation for the budget period, currently $5,413,100.00. DOE's anticipated future obligation is reduced by $1,000,000.00 from $5,583,907.00 to
                  $4,583,907.00.

            (3) Clause 7 "Authorization of Expenditures" is revised by substituting the year "2001" for the year "2000" in the three places it is used.

      b. All other terms and conditions remain unchanged and in full force and effect.